The AB Portfolios
File No. 33-12988
AB Large Cap Growth Fund, Inc.
File No. 33-49530
AB Cap Fund, Inc.
File No. 2-29901
AB Discovery Growth Fund, Inc.
File No. 2-10768
AB Sustainable Global Thematic Fund, Inc.
File No. 2-70427
AB Sustainable International Thematic Fund, Inc.
File No. 33-76598

[A/B](R)
[LOGO]

(Shares Offered-Exchange Ticker Symbol)
   > AB Growth Fund
        (Class A-AGRFX; Class B-AGBBX; Class C-AGRCX; Class
           R-AGFRX; Class K-AGFKX; Class I-AGFIX; Advisor
           Class-AGRYX)

   > AB Large Cap Growth Fund
        (Class A-APGAX; Class B-APGBX; Class C-APGCX; Class
           R-ABPRX; Class K-ALCKX; Class I-ALLIX; Class
           Z-APGZX; Advisor Class-APGYX)

   > AB Concentrated Growth Fund
        (Class A-WPASX; Class C-WPCSX; Advisor Class-WPSGX;
           Class R-WPRSX; Class K-WPSKX; Class I-WPSIX;
           Class Z-WPSZX)

   > AB Discovery Growth Fund
        (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX;
           Class R-CHCRX; Class K-CHCKX; Class I-CHCIX;
           Class Z-CHCZX; Advisor Class-CHCYX)

   > AB Small Cap Growth Portfolio
        (Class A-QUASX; Class B-QUABX; Class C-QUACX; Class
           R-QUARX; Class K-QUAKX; Class I-QUAIX; Class
           Z-QUAZX; Advisor Class-QUAYX)

   > AB Select US Equity Portfolio
        (Class A-AUUAX; Class C-AUUCX; Advisor Class-AUUYX;
           Class R-AUURX; Class K-AUUKX; Class I-AUUIX)

   > AB Select US Long/Short Portfolio
        (Class A-ASLAX; Class C-ASCLX; Advisor Class-ASYLX;
           Class R-ASRLX; Class K-ASLKX; Class I-ASILX)

   > AB Sustainable Global Thematic Fund
        (Class A-ALTFX; Class B-ATEBX, Class C-ATECX; Class
           R-ATERX; Class K-ATEKX; Class I-AGTIX; Advisor
           Class-ATEYX)

   > AB Sustainable International Thematic Fund
        (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX; Class
           R-AWPRX; Class K-AWPKX; Class I-AWPIX; Advisor
           Class-AWPYX)

   > AB Global Core Equity Portfolio
        (Class A-GCEAX; Class C-GCECX; Advisor Class-GCEYX)

   > AB International Strategic Core Portfolio
        (Class A-ISARX; Class C-ISCRX; Advisor Class-ISRYX)

    > AB Concentrated International Growth Portfolio
        (Class A-CIAGX; Class C-CICGX; Advisor Class-CIGYX)

                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature Toll Free (800) 227-4618
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                  October 31, 2017, as amended January 8, 2018

--------------------------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated October 31, 2017 that offers Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares for the AB Growth Fund ("Growth Fund") of The AB Portfolios, the AB Sustainable Global Thematic Fund ("Sustainable Global Thematic") and the AB Sustainable International Thematic Fund ("Sustainable International Thematic"), and offers Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares for the AB Concentrated Growth Fund ("Concentrated Growth") of the AB Cap Fund, Inc. ("AB Cap Fund"), and offers Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares for the AB Discovery Growth Fund ("Discovery Growth"), the AB Large Cap Growth Fund ("Large Cap Growth") and the AB Small Cap Growth Portfolio ("Small Cap Growth") of AB Cap Fund, and offers Class A, Class C, Class R, Class K, Class I and Advisor Class shares for the AB Select US Equity Portfolio ("Select US Equity") and the AB Select US Long/Short Portfolio ("Select US Long/Short") of AB Cap Fund, and offers Class A, Class C and Advisor Class shares for the AB Global Core Equity Portfolio ("Global Core Equity"), AB International Strategic Core Portfolio ("International Strategic Core") and AB Concentrated International Growth Portfolio ("Concentrated International Growth") of AB Cap Fund (the "Prospectus"). Each of the funds listed above is hereinafter referred to as a Fund, and collectively the Funds. Financial statements for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic for the year ended July 31, 2017 and financial statements for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth for the year ended June 30, 2017 are included in each Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.abfunds.com.

                               TABLE OF CONTENTS

                                                                         Page

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS...........................1

INVESTMENT RESTRICTIONS....................................................36

MANAGEMENT OF THE FUNDS....................................................39

EXPENSES OF THE FUNDS......................................................92

PURCHASE OF SHARES........................................................111

REDEMPTION AND REPURCHASE OF SHARES.......................................138

SHAREHOLDER SERVICES......................................................141

NET ASSET VALUE...........................................................143

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................147

PORTFOLIO TRANSACTIONS....................................................155

GENERAL INFORMATION.......................................................162

FINANCIAL STATEMENTS AND REPORT  OF INDEPENDENT
  REGISTERED PUBLIC ACCOUNTING FIRM.......................................208

APPENDIX A:  PROXY VOTING AND GOVERNANCE POLICY STATEMENT.................A-1


-----------------------------------------
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------


Introduction to the Funds
-------------------------

            Except as otherwise noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors or Board of Trustees of each Fund (each a "Board" and together, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

Common Stock
------------

            Common stock, also referred to as equity securities, represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

            The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Debt Securities
---------------

            Debt securities, also referred to as fixed-income securities, are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

            Lower rated debt securities, those rated Ba or below by Moody's Investors Service, Inc. and/or BB or below by S&P Global Ratings or unrated but determined by AllianceBernstein L.P., the Funds' adviser (the "Adviser"), to be of comparable quality (sometimes referred to as "junk bonds"), are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

            Certain additional risk factors related to debt securities are discussed below:

            Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

            Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

            Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund's ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Adviser attempts to reduce the risks described above through diversification of the Fund's portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

            Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.

Depositary Receipts
-------------------

            A Fund may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------

            A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives--options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Fund are described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions where the Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Concentrated Growth will not invest in put or call options.

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") or Securities and Exchange Commission ("SEC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

            New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing as discussed above, margin, reporting and registration requirements. In December 2015, the SEC proposed a new rule regarding derivatives imposing, among other things, limits on the amount of leverage a fund could be exposed to through derivatives and other senior securities transactions. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

            Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Funds have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA with respect to the Funds and are not currently subject to these recordkeeping, reporting and disclosure requirements.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund
---------------------------------------------------------------

            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis; no fees or commissions are involved.

            --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

            A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

            A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            --Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

            --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (the "NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

            A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

            --Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty.

            --Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

            --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Fund's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.

            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------

            A Fund, except for Concentrated Growth, will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets would be invested in such securities. Concentrated Growth's investments in illiquid securities are limited to 5% of the value of its net assets. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund OTC and the cover for options written by the Fund OTC, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Boards, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investments in Pre-IPO Securities
---------------------------------

            The Funds may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

            The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which if not waived or reimbursed in whole or in part, would be in addition to the Funds' expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund's investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

Loans of Portfolio Securities
-----------------------------

            A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Generally, under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

            In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

            A Fund will invest any cash collateral from its securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Fund will not have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

            Concentrated Growth intends to limit its securities lending activities so that no more than 5% of the value of the Fund's assets will be represented by securities loaned.

Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements are considered to be a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

            Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted, pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants
-------------------

            A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

            A Fund, except for Concentrated Growth, may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the securities sold short will rise. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of equity securities of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Special Situations
------------------

            A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

U.S. Companies and U.S. Instruments
-----------------------------------

            For purposes of Select US Equity's policy to invest at least 80% of its net assets in equity securities of U.S. companies, a U.S. company is a company (1) that is organized under the laws of the United States or a political subdivision of the United States, (2) the equity securities of which are principally traded on a U.S. exchange or in a U.S. market, or (3) that, in its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or that has at least 50% of its assets in the United States. In addition to U.S. companies, for the purposes of Select US Long/Short's 80% policy, U.S. cash equivalents include U.S. registered money market mutual funds, repurchase agreements related to U.S. Government securities, and commercial paper and other short-term obligations of U.S. companies.

Certain Risk and Other Considerations
-------------------------------------

            Borrowings and Use of Leverage. A Fund may use borrowings for investment purposes subject to its investment policies and restrictions and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Likewise, a Fund's use of certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect of changes in the value of the Fund's portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund's use of certain derivatives that result in leverage of the Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Fund to realize a higher return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the return on the Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable a Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.

            Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which they invest or with which they do business.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.

            In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is still considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

            Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes".

            Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

            Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts, and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund:

                   (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

                   (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

                   (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or
(iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

                   (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

                  (e) may purchase or sell commodities to the extent permitted by applicable law with the exception that Sustainable Global Thematic and Sustainable International Thematic may not purchase or sell commodities regulated by the CFTC under the CEA or commodities contracts except for futures contracts and options on futures contracts; or

                   (f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, each Fund, except Concentrated Growth, Global Core Equity, International Strategic Core and Concentrated International Growth, is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

o    Cash or cash items;

o    Government securities;

o    Securities of other investment companies; and

o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

             Concentrated Growth, Global Core Equity, International Strategic Core and Concentrated International Growth are "non-diversified" investment companies as defined in the 1940 Act, which means each Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote.

Non-Fundamental Investment Policies
-----------------------------------

            The following are descriptions of operating policies that the Funds, except Concentrated Growth, have adopted but that are not fundamental and are subject to change without shareholder approval.

            A Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            The following is a description of certain operating policies Concentrated Growth has adopted but that are not fundamental and are subject to change without shareholder approval:

            (a) The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            (b) The Fund will not make short sales of securities or invest in put or call options.

            (c) The Fund will not invest more than 5% of the value of its total assets in securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks or repurchase agreements of a duration of more than seven days). For purposes of this policy, illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2017, totaling approximately $535 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2017, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

            AXA and its subsidiaries                64.0%
            AllianceBernstein Holding L.P.          34.9
            Unaffiliated holders                     1.1
                                              --------------------
                                                   100.0%
                                              ====================

            AXA S.A. ("AXA") is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2017, AXA owned approximately 2.7% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.9% economic interest in the Adviser as of September 30, 2017.

            On May 10, 2017, AXA announced its intention to sell and list for trading a minority stake of its U.S. operations (expected to consist of AXA's U.S. Life & Savings business and its interest in AllianceBernstein Corporation) during the first half of 2018, subject to market conditions and the SEC review process. AXA and its subsidiaries will maintain a controlling interest in the Adviser.

Advisory Agreements and Expenses
--------------------------------

            Under the Growth Fund's Advisory Agreement, the Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board.

            Under the Advisory Agreements for Large Cap Growth, Concentrated Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth, the Adviser furnishes advice and recommendations with respect to the Funds' portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.

            The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by a Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

            The Funds, other than the Growth Fund, as noted below, have under their Advisory Agreements assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to a Fund. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Funds, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Funds on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. During the fiscal year ended July 31, 2017 for Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Concentrated Growth, Sustainable International Thematic, Select US Equity, Select US Long/Short and Global Core Equity the amounts paid to the Adviser amounted to a total of $69,958, $59,626, $66,424, $63,652,
$49,738, $58,018, $60,829, $54,471 and $61,303, respectively, for these services. The Adviser agreed to voluntarily waive such fees in the amounts of $63,377 and $64,995 for International Strategic Core and Concentrated International Growth, respectively, for the fiscal year ended June 30, 2017.

            Growth Fund is a series of The AB Portfolios (the "Trust"), a Massachusetts business trust. For the Growth Fund, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

            Except as noted below, the Advisory Agreements continue in effect from year-to-year provided that their continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of each Fund or by the Directors/Trustees ("Directors") including, in either case, by a vote of a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party. Information about the most recent continuance of the Advisory Agreement for each Fund is set forth below.

            In addition, to the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund in an amount equal to the Fund's pro rata share of the AB Government Money Market Portfolio's effective management fee. This agreement will remain in effect until October 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. To the extent that a Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund's share of the advisory fees of AB Government Money Market Portfolio.

            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the Funds' outstanding voting securities, by a vote of a majority of the Directors or by the Adviser, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the Adviser's clients (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

GROWTH FUND

            For services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion of such assets, and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015 the Adviser received under the Advisory Agreement the amount of $5,321,901, $5,151,480 and $5,356,283, respectively, in management fees from the Fund. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $75,623 and $10,924 for the fiscal years ended July 31, 2017 and July 31, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

LARGE CAP GROWTH

            Effective as of February 3, 2017, under the terms of the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 0.60% of the first $2.5 billion, 0.50% of the excess over $2.5 billion up to $5 billion and 0.45% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Prior to February 3, 2017, under the terms of the Advisory Agreement, the Fund paid the Adviser at the annual rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.25% of average daily net assets for Class A shares. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years of the Fund ended July 31, 2017, July 31, 2016 and July 31, 2015, the Adviser received from the Fund advisory fees of $25,705,309, $21,258,038 and $16,839,635, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $730,667 and $73,668 for the fiscal years ended July 31, 2017 and July 31, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

CONCENTRATED GROWTH

            Effective as of November 1, 2016, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.80% of the Fund's average daily net assets. Prior to November 1, 2016, the Fund paid a monthly fee to the Adviser at an annualized rate of 1.00% of the Fund's average daily net assets, and the Adviser had contractually agreed to waive 0.20% of the management fee until October 31, 2016. The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through October 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.24%, 1.99%, 1.49%, 1.24%, 0.99%, 0.99% and 0.99% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. The expense limitation agreement may be terminated after October 31, 2018 upon 60 days' prior notice by the Adviser. For the fiscal years of the Fund ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser received from the Fund advisory fees of $2,866,411 (net of $0, which was waived by the Adviser pursuant to the expense limitation agreement), $2,552,666 (net of $47,602, which was waived by the Adviser pursuant to the expense limitation agreement), and $998,680 (net of $177,326, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $26,639 and $308 for the fiscal year ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

DISCOVERY GROWTH

            For its services under the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $500 million of the Fund's average daily net assets, 0.65% of the excess over $500 million of such net assets up to $1 billion and 0.55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended July 31, 2017, July 31, 2016 and July 31, 2015, the Fund paid the Adviser total management fees of $11,976,332, $12,762,785 and $13,057,431, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $231,237 and $33,068 for the fiscal years ended July 31, 2017 and July 31, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

SMALL CAP GROWTH

            For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion of such assets up to $5 billion and 0.60% of the excess over $5 billion of such assets. The advisory fees for the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015 amounted to $8,509,709, $8,949,782 and $11,380,694, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $171,846 and $30,348 for the fiscal years ended July 31, 2017 and July 31, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

SELECT US EQUITY

            For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through October 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.55%, 2.30%, 1.30%, 1.80%, 1.55%, and 1.30% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. The expense limitation agreement may be terminated after October 31, 2018 upon 60 days' prior notice by the Adviser. For the fiscal years of the Fund ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser received from the Fund management fees of $2,900,181 (net of $2,427, which was waived by the Adviser pursuant to the expense limitation agreement), $3,219,279 (net of $1,642, which was waived by the Adviser pursuant to the expense limitation agreement) and $3,293,693 (net of $1,179, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $18,756 and $1,203 for the fiscal years ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

SELECT US LONG/SHORT

            Effective as of February 3, 2017, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.50% of the first $2.5 billion of the Fund's average daily net assets and 1.475% of the excess over $2.5 billion. Effective February 3, 2017, the Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. The expense limitation agreement may be terminated after October 31, 2018 upon 60 days' prior notice by the Adviser. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the total expense amount set forth above for each class. Prior to February 3, 2017, the Fund had contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.70% of the first $2.5 billion of the Fund's average daily net assets and 1.60% of the excess over $2.5 billion. Prior to July 1, 2015 the Fund paid the Adviser an advisory fee at an annual rate of 1.70% of the Fund's average daily net assets. Prior to February 3, 2017, the Adviser had contractually agreed to waive its management fees and/or to bear expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.20%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. For the fiscal years of the Fund ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser received management fees of $16,671,793 (net of $0, which was waived by the adviser pursuant to the expense limitation agreement), $24,932,628 (net of $0, which was waived by the Adviser pursuant to the expense limitation agreement) and $30,585,442 (net of $0, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $746,550 and $64,774 for the fiscal years ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

SUSTAINABLE GLOBAL THEMATIC FUND

            For its services under the terms of the Advisory Agreement, the Adviser receives a quarterly fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.75% of the first $2.5 billion; 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion; and 1/4 of 0.60% of the excess over $5 billion. For the fiscal years of the Fund ended July 31, 2017, July 31, 2016 and July 31, 2015, the Adviser received from the Fund advisory fees of $5,244,165, $4,764,531 and $5,319,828, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $103,537 and $10,054 for the fiscal years ended July 31, 2017 and July 31, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

SUSTAINABLE INTERNATIONAL THEMATIC

            For its services under the terms of the Advisory Agreement, the Adviser receives a fee of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.60%, 2.35%, 2.35%, 1.85%, 1.60%, 1.35% and 1.35% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser received from the Fund advisory fees of $2,277,806, $2,724,308 and $3,500,589, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $25,563 and $1,815 for the fiscal year ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

GLOBAL CORE EQUITY

            For its services under the terms of the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through October 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.15%, 1.90%, 0.90%, 1.40%, 1.15%, 0.90% and 0.90% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's total annual fund operating expenses to exceed the amounts listed above. For the fiscal years of the Fund ended June 30, 2017, June 30, 2016 and fiscal period ended June 30, 2015, the Adviser received from the Fund advisory fees of $1,488,603, $761,222 and $0 (net of $149,385, $231,010 and $269,481,
respectively, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $5,314 and $144 for the fiscal years ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

INTERNATIONAL STRATEGIC CORE

            For its services under the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess of $2.5 billion up to $5 billion, and 0.60% of the excess over $5 billion. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.20%, 1.95% and 0.95% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2018. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the amounts listed above. For the fiscal year and period of the Fund ended June 30, 2017 and June 30, 2016, the Adviser received from the Fund advisory fees of $0 and $0 (net of $403,707 and $309,933, respectively, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $1,016 and $13 for the fiscal year ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

CONCENTRATED INTERNATIONAL GROWTH

            For its services under the terms of the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.85% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.30%, 2.05%, 1.55%, 1.30%, 1.05%, 1.05% and 1.05% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2018. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the amounts listed above. For the fiscal years ended June 30, 2017 and June 30, 2016, the Adviser received from the Fund advisory fees of $0 (net of $264,793, which was waived by the Adviser pursuant to the expense limitation agreement) and $0 (net of $228,495, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $978 and $4 for the fiscal years ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

ALL FUNDS

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Core Opportunities Fund, Inc., AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Bernstein Fund, Inc. Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., and AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".

Board of Directors Information
------------------------------

            The Boards are comprised of the same Directors for all Funds. Certain information concerning the Directors is set forth below.


                                                                 OTHER PUBLIC
                                                    PORTFOLIOS   COMPANY
                           PRINCIPAL                IN AB FUND   DIRECTORSHIPS
                           OCCUPATION(S)            COMPLEX      CURRENTLY
NAME, ADDRESS,*            DURING PAST              OVERSEEN     HELD BY
AGE AND                    FIVE YEARS AND           BY TRUSTEE   TRUSTEE OR
(YEAR ELECTED**)           OTHER INFORMATION        OR DIRECTOR  DIRECTOR
----------------           -----------------        -----------  -------------

INDEPENDENT DIRECTORS

Marshall C. Turner,        Private investor since      98        Xilinx, Inc.
Jr.,+                      prior to 2012. Former                 (programmable
Chairman of the Board      Chairman and CEO of                   logic semi-
76                         Dupont Photomasks, Inc.               conductors)
(1992 - Sustainable        (components of                        since 2007
Global Thematic)           semi-conductor
(2005 - Growth Fund,       manufacturing). He has
Large Cap Growth,          extensive operating
Discovery Growth,          leadership and venture
Small Cap Growth,          capital investing
Sustainable International  experience, including
Thematic)                  five interim or
(2011 - Select US          full-time CEO roles,
Equity, Select US          and prior service as
Long/Short)                general partner of
(2014 - Concentrated       institutional venture
Growth, Global Core        capital partnerships.
Equity, Concentrated       He also has extensive
International Growth)      non-profit board
(2015 - International      leadership experience,
Strategic Core)            and currently serves on
                           the boards of two
                           education and
                           science-related
                           non-profit
                           organizations. He has
                           served as a director of
                           one AB Fund since 1992,
                           and director or trustee
                           of multiple AB Funds
                           since 2005. He has
                           been Chairman of the AB
                           Funds since January
                           2014, and the Chairman
                           of the Independent
                           Directors Committees of
                           such AB Funds since
                           February 2014.

Michael J. Downey,+        Private Investor since      98        The Asia
73                         prior to 2012.                        Pacific Fund,
(2005 - Growth Fund,       Formerly, managing                    Inc.(registered
Large Cap Growth,          partner of Lexington                  investment
Discovery Growth,          Capital, LLC                          company) since
Small Cap Growth,          (investment advisory                  prior to 2012
Sustainable Global         firm) from December
Thematic, Sustainable      1997 until December
International Thematic)    2003. He served as a
(2011 - Select US          Director of Prospect
Equity, Select US          Acquisition Corp.
Long/Short)                (financial services)
(2014 - Concentrated       from 2007 until 2009.
Growth, Global Core        From 1987 until 1993,
Equity, Concentrated       Chairman and CEO of
International Growth)      Prudential Mutual Fund
(2015 - International      Management, director of
Strategic Core)            the Prudential mutual
                           funds, and member of
                           the Executive Committee
                           of Prudential
                           Securities Inc. He has
                           served as a director or
                           trustee of the AB Funds
                           since 2005 and is a
                           director and chairman
                           of one other registered
                           investment company.

William H. Foulk, Jr.,+    Investment Adviser and         98     None
85                         an Independent
(1992 - Large Cap          Consultant since prior
Growth, Discovery          to 2012. Previously,
Growth, Small Cap          he was Senior Manager
Growth, Sustainable        of Barrett Associates,
Global Thematic)           Inc., a registered
(1994 - Sustainable        investment adviser. He
International Thematic)    was formerly Deputy
(1998 - Growth Fund)       Comptroller and Chief
(2011 - Select US          Investment Officer of
Equity, Select US          the State of New York
Long/Short)                and, prior thereto,
(2014 - Concentrated       Chief Investment
Growth, Global Core        Officer of the New York
Equity, Concentrated       Bank for Savings. He
International Growth)      has served as a
(2015 - International      director or trustee of
Strategic Core)            various AB Funds since
                           1983, and was Chairman
                           of the Independent
                           Directors Committees of
                           the AB Funds from 2003
                           to early February 2014.
                           He served as Chairman
                           of such AB Funds from
                           2003 through December
                           2013. He is also active
                           in a number of mutual
                           fund related
                           organizations and
                           committees.

Nancy P. Jacklin,+         Private Investor since           98   None
69                         prior to 2012.
(2006 - Growth Fund,       Professorial Lecturer
Large Cap Growth,          at the Johns Hopkins
Discovery Growth,          School of Advanced
Small Cap Growth,          International Studies
Sustainable Global         (2008-2015).  U.S.
Thematic, Sustainable      Executive Director of
International Thematic)    the International
(2011 - Select US          Monetary Fund (which is
Equity, Select US          responsible for
Long/Short)                ensuring the stability
(2014 - Concentrated       of the international
Growth, Global Core        monetary system)
Equity, Concentrated       (December 2002-May
International Growth)      2006); Partner,
(2015 - International      Clifford Chance
Strategic Core)            (1992-2002); Sector
                           Counsel, International
                           Banking and Finance,
                           and Associate General
                           Counsel, Citicorp
                           (1985-1992); Assistant
                           General Counsel
                           (International),
                           Federal Reserve Board
                           of Governors
                           (1982-1985); and
                           Attorney Advisor, U.S.
                           Department of the
                           Treasury (1973-1982).
                           Member of the Bar of
                           the District of
                           Columbia and of New
                           York; and member of the
                           Council on Foreign
                           Relations. She has
                           served as a director or
                           trustee of the AB Funds
                           since 2006 and has been
                           Chairman of the
                           Governance and
                           Nominating Committees
                           of the AB Funds since
                           August 2014.

Carol C. McMullen,+        Managing Director of             98   None
62                         Slalom Consulting
(2016)                     (consulting) since
                           2014, private investor
                           and member of the
                           Partners Healthcare
                           Investment Committee.
                           Formerly, Director of
                           Norfolk & Dedham Group
                           (mutual property and
                           casualty insurance)
                           from 2011 until
                           November 2016; Director
                           of Partners Community
                           Physicians Organization
                           (healthcare) from 2014
                           until December 2016;
                           and Managing Director
                           of The Crossland Group
                           (consulting) from 2012
                           until 2013. She has
                           held a number of senior
                           positions in the asset
                           and wealth management
                           industries, including
                           at Eastern Bank (where
                           her roles included
                           President of Eastern
                           Wealth Management),
                           Thomson Financial
                           (Global Head of Sales
                           for Investment
                           Management), and Putnam
                           Investments (where her
                           roles included Head of
                           Global Investment
                           Research). She has
                           served on a number of
                           private company and
                           nonprofit boards, and
                           as a director or
                           trustee of the AB Funds
                           since June 2016.

Garry L. Moody,+           Independent Consultant.          98   None
65                         Formerly, Partner,
(2008 - Growth Fund,       Deloitte & Touche LLP
Large Cap Growth,          (1995-2008) where he
Discovery Growth,          held a number of senior
Small Cap Growth,          positions, including
Sustainable Global         Vice Chairman, and U.S.
Thematic, Sustainable      and Global Investment
International Thematic)    Management Practice
(2011 - Select US          Managing Partner;
Equity, Select US          President, Fidelity
Long/Short)                Accounting and Custody
(2014 - Concentrated       Services Company
Growth, Global Core        (1993-1995), where he
Equity, Concentrated       was responsible for
International Growth)      accounting, pricing,
(2015 - International      custody and reporting
Strategic Core)            for the Fidelity mutual
                           funds; and Partner,
                           Ernst & Young LLP
                           (1975-1993), where he
                           served as the National
                           Director of Mutual Fund
                           Tax Services and
                           Managing Partner of its
                           Chicago Office Tax
                           department. He is a
                           member of the Trustee
                           Advisory Board of
                           BoardIQ, a biweekly
                           publication focused on
                           issues and news
                           affecting directors of
                           mutual funds. He has
                           served as a director or
                           trustee, and as
                           Chairman of the Audit
                           Committees of the AB
                           Funds since 2008.

Earl D. Weiner,+           Of Counsel, and Partner         98    None
78                         prior to January 2007,
(2007 - Growth Fund,       of the law firm
Large Cap Growth,          Sullivan & Cromwell LLP
Discovery Growth,          and is a former member
Small Cap Growth,          of the ABA Federal
Sustainable Global         Regulation of
Thematic, Sustainable      Securities Committee
International Thematic)    Task Force to draft
(2011 - Select US          editions of the Fund
Equity, Select US          Director's Guidebook.
Long/Short)                He also serves as a
(2014 - Concentrated       director or trustee of
Growth, Global Core        various non-profit
Equity, Concentrated       organizations and has
International Growth)      served as Chairman or
(2015 - International      Vice Chairman of a
Strategic Core)            number of them. He has
                           served as a director or
                           trustee of the AB Funds
                           since 2007 and served
                           as Chairman of the
                           Governance and
                           Nominating Committees
                           of the AB Funds from
                           2007 until August 2014.

INTERESTED DIRECTOR

Robert M. Keith,#          Senior Vice President           98    None
57                         of the Adviser and the
(2010 - Growth Fund,       head of
Large Cap Growth,          AllianceBernstein
Discovery Growth,          Investments, Inc.
Small Cap Growth,          ("ABI")## since July
Sustainable Global         2008; Director of ABI
Thematic, Sustainable      and President of the AB
International Thematic)    Mutual Funds. Previously,
(2011 - Select US          he served as Executive
Equity, Select US          Managing Director of ABI
Long/Short)                from December 2006 to June
(2014 - Concentrated       2008. Prior to joining
Growth, Global Core        ABI in 2006, Executive
Equity, Concentrated       Managing Director of
International Growth)      Bernstein Global Wealth
(2015 - International      Management, and prior
Strategic Core)            thereto, Senior
                           Managing Director and
                           Global Head of Client
                           Service and Sales of
                           the Adviser's
                           institutional
                           investment management
                           business since 2004.
                           Prior thereto, he was
                           Managing Director and
                           Head of North American
                           Client Service and
                           Sales in the Adviser's
                           institutional
                           investment management
                           business, with which he
                           had been associated
                           since prior to 2004.

---------------

*    The address for each of the Fund's Directors is c/o AllianceBernstein L.P.,
     Attention: Office of the Senior Officer, 1345 Avenue of the Americas,
     New York, NY 10105.
**   There is no stated term of office for the Funds' Directors.
+ Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
# Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.
##   The Adviser and ABI are affiliates of the Funds.

            In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2012 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) since prior to 2012 until 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

            The business and affairs of each Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and nonprofit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as an certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), a Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

            Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

            Board Committees. Each Fund's Board has three standing committees-- an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Boards in their oversight of each Fund's accounting and financial reporting policies and practices. The Audit Committee of Growth Fund, Large Cap Growth, Concentrated Growth, Discovery Growth, Small Cap Growth, Select US Equity, Select US Long/Short, Sustainable Global Thematic, Sustainable International Thematic, Global Core Equity, International Strategic Core and Concentrated International Growth each met three times during the Funds' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Growth Fund, Large Cap Growth, Discovery Growth, Concentrated Growth, Small Cap Growth, Select US Equity, Select US Long/Short, Sustainable Global Thematic, Sustainable International Thematic, Global Core Equity, International Strategic Core and Concentrated International Growth each met three times during the Funds' most recently completed fiscal year.

            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic each met seven times during the Funds' most recently completed fiscal year. The Independent Directors Committee of Sustainable International Thematic, Global Core Equity, Select US Equity, Select US Long/Short, Concentrated Growth, International Strategic Core and Concentrated International Growth each met seven times during the Funds' most recently completed fiscal year.

            The dollar range of each Fund's securities owned by each Director or Trustee and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.

                        DOLLAR RANGE        DOLLAR RANGE       DOLLAR RANGE
                        OF EQUITY           OF EQUITY          OF EQUITY
                        SECURITIES IN       SECURITIES IN      SECURITIES IN
                        GROWTH              LARGE CAP          CONCENTRATED
                        FUND AS OF          GROWTH AS OF       GROWTH AS OF
                        DECEMBER 31, 2016   DECEMBER 31, 2016  DECEMBER 31, 2016
                        -----------------   -----------------  -----------------

John H. Dobkin*           None              $10,001-$50,000    None
Michael J. Downey         None              None               None
William H. Foulk, Jr.     $10,001-$50,000   $50,001-$100,000   None
D. James Guzy*            None              None               None
Nancy P. Jacklin          None              None               None
Robert M. Keith           None              None               None
Carol C. McMullen         None              None               None
Garry L. Moody            None              $10,001-$50,000    $10,001-$50,000
Marshall C. Turner, Jr.   None              None               $10,001-$50,000
Earl D. Weiner            None              $10,001-$50,000    None


                        DOLLAR RANGE        DOLLAR RANGE       DOLLAR RANGE
                        OF EQUITY           OF EQUITY          OF EQUITY
                        SECURITIES IN       SECURITIES IN      SECURITIES IN
                        DISCOVERY           SMALL CAP          SELECT US
                        GROWTH AS OF        GROWTH AS OF       EQUITY AS OF
                        DECEMBER 31, 2016   DECEMBER 31, 2016  DECEMBER 31, 2016
                        -----------------   ---------------    ----------------

John H. Dobkin*          Over $100,000      $10,001-$50,000     None
Michael J. Downey        $50,001-$100,000   None                None
William H. Foulk, Jr.    $10,001-$50,000    $10,001-$50,000     None
D. James Guzy*           None               None                None
Nancy P. Jacklin         $10,001-$50,000    None                $10,001-$50,000
Robert M. Keith          None               None                None
Carol C. McMullen        None               None                None
Garry L. Moody           Over $100,000      None                Over $100,000
Marshall C. Turner, Jr.  $50,001-$100,000   $10,001-$50,000     $10,001-$50,000
Earl D. Weiner           $10,001-$50,000    None                None


                                           DOLLAR RANGE
                        DOLLAR RANGE       OF EQUITY          DOLLAR RANGE
                        OF EQUITY          SECURITIES IN      OF EQUITY
                        SECURITIES IN      SUSTAINABLE        SECURITIES IN
                        SELECT US          INTERNATIONAL      SUSTAINABLE GLOBAL
                        LONG/SHORT AS OF   THEMATIC AS OF     THEMATIC AS OF
                        DECEMBER 31, 2016  DECEMBER 31, 2016  DECEMBER 31, 2016
                        -----------------  ----------------   -----------------

John H. Dobkin*          None               None               $50,001-$100,000
Michael J. Downey        None               None               $50,001-$100,000
William H. Foulk, Jr.    None               $10,001-$50,000    $10,001-$50,000
D. James Guzy*           None               None               None
Nancy P. Jacklin         None               None               None
Robert M. Keith          None               None               None
Carol C. McMullen        None               None               None
Garry L. Moody           $10,001-$50,000    None               $10,001-$50,000
Marshall C. Turner, Jr.  $50,001-$100,000   None               None
Earl D. Weiner           None               $10,001-$50,000    None

                                            DOLLAR RANGE       DOLLAR RANGE
                        DOLLAR RANGE        OF EQUITY          OF EQUITY
                        OF EQUITY           SECURITIES IN      SECURITIES IN
                        SECURITIES IN       INTERNATIONAL      CONCENTRATED
                        GLOBAL CORE         STRATEGIC CORE     INTERNATIONAL
                        EQUITY AS OF        AS OF              GROWTH AS OF
                        DECEMBER 31, 2016   DECEMBER 31, 2016  DECEMBER 31, 2016
                        -----------------   -----------------  -----------------

John H. Dobkin*          None                None              None
Michael J. Downey        None                None              None
William H. Foulk, Jr.    None                None              None
D. James Guzy*           None                None              None
Nancy P. Jacklin         None                None              None
Robert M. Keith          None                None              None
Carol C. McMullen        None                None              None
Garry L. Moody           None                None              None
Marshall C. Turner, Jr.  None                None              None
Earl D. Weiner           None                None              None


                            AGGREGATE DOLLAR
                            RANGE OF EQUITY
                            SECURITIES IN THE AB
                            FUND COMPLEX AS OF
                            DECEMBER 31, 2016
                            -----------------------

John H. Dobkin*             Over $100,000
Michael J. Downey           Over $100,000
William H. Foulk, Jr.       Over $100,000
D. James Guzy*              Over $100,000
Nancy P. Jacklin            Over $100,000
Robert M. Keith             None
Carol C. McMullen           Over $100,000
Garry L. Moody              Over $100,000
Marshall C. Turner, Jr.     Over $100,000
Earl D. Weiner              Over $100,000

______
* Messrs. Dobkin and Guzy retired as Directors effective December 31, 2017.

Officer Information
-------------------

            Certain information concerning each Fund's officers is set forth below.

NAME, ADDRESS,*            POSITION(S)          PRINCIPAL OCCUPATION
AND AGE                    HELD WITH FUND       DURING PAST FIVE YEARS
---------------            --------------       ----------------------

All Funds
---------
Robert M. Keith,           President and Chief    See biography above.
57                         Executive Officer

Emilie D. Wrapp,           Secretary/Clerk        Senior Vice President,
62                                                Assistant General Counsel
                                                  and Assistant Secretary of
                                                  ABI,** with which she has
                                                  been associated since
                                                  prior to 2012.

Joseph J. Mantineo,        Treasurer and Chief    Senior Vice President of
58                         Financial Officer      ABIS,** with which he has
                                                  been associated since
                                                  prior to 2012.

Vincent S. Noto,           Chief Compliance       Senior Vice President
53                         Officer                since 2015 and Mutual Fund
                                                  Chief Compliance Officer
                                                  of the Adviser** since
                                                  2014. Prior thereto, he
                                                  was Vice President and
                                                  Director of Mutual Fund
                                                  Compliance of the
                                                  Adviser** since prior to
                                                  2012.

Other Officers
--------------

Growth Fund
-----------

Bruce K. Aronow,           Vice President         Senior Vice President of
51                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

Frank V. Caruso,           Vice President         Senior Vice President of
61                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

John H. Fogarty,           Vice President         Senior Vice President of
47                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

Phyllis J. Clarke,         Controller and         Vice President of ABIS,**
57                         Chief Accounting       with which she has been
                           Officer                associated since prior to
                                                  2012.

Large Cap Growth
----------------

Frank V. Caruso,           Vice President         See above.
61


Vincent C. Dupont,         Vice President         Senior Vice President of
55                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

John H. Fogarty,           Vice President         See above.
47

Karen A. Sesin,            Vice President         Senior Vice President of
58                                                the Adviser,** with which
                                                  she has been associated
                                                  since prior to 2012.

Phyllis J. Clarke,         Controller             See above.
57

Concentrated Growth
-------------------

James Tierney, Jr.,        Vice President         Senior Vice President,
51                                                Chief Investment Officer
                                                  of Concentrated U.S.
                                                  Growth and Portfolio
                                                  Manager of the Adviser**,
                                                  with which he has been
                                                  associated since December
                                                  2013. Prior thereto, he
                                                  was Chief Investment
                                                  Officer of W.P. Stewart
                                                  and Co. Ltd. ("WPS")
                                                  (2010-2013) and Portfolio
                                                  Manager/Analyst and Senior
                                                  Vice President of WPS
                                                  since prior to 2012.

Phyllis J. Clarke,         Controller             See above.
57

Discovery Growth
----------------

Bruce K. Aronow,           Vice President         See above.
51

N. Kumar Kirpalani,        Vice President         Senior Vice President of
63                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

Samantha S. Lau,           Vice President         Senior Vice President of
45                                                the Adviser,** with which
                                                  she has been associated
                                                  since prior to 2012.

Wen-Tse Tseng,             Vice President         Senior Vice President of
52                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

Stephen M. Woetzel,        Controller             Vice President of ABIS,**
46                                                with which he has been
                                                  associated since prior to
                                                  2012.


Small Cap Growth
----------------

Bruce K. Aronow,           Vice President         See above.
51

N. Kumar Kirpalani,        Vice President         See above.
63

Samantha S. Lau,           Vice President         See above.
45

Wen-Tse Tseng,             Vice President         See above.
52

Phyllis J. Clarke,         Controller             See above.
57

Select US Equity
----------------

Kurt A. Feuerman,          Vice President         Senior Vice President and
62                                                Chief Investment Officer,
                                                  Select US Equity
                                                  Portfolios of the
                                                  Adviser,** with which he
                                                  has been associated since
                                                  prior to 2012.

Anthony Nappo,             Vice President         Senior Vice President,
45                                                Portfolio Manager and
                                                  Co-Chief Investment
                                                  Officer - Select US Equity
                                                  Portfolios of the
                                                  Adviser** since June 2015,
                                                  and Research Analyst on
                                                  the Select Equity
                                                  Portfolio Investment Team
                                                  since prior to 2012.

Phyllis J. Clarke,         Controller             See above.
57

Select US Long/Short
--------------------

Kurt A. Feuerman,          Vice President         See above.
62


Anthony Nappo,             Vice President         See above.
45

Phyllis J. Clarke,         Controller             See above.
57

Sustainable Global
Thematic
-----------------

Daniel C. Roarty,          Vice President         Senior Vice President of
46                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012. He is
                                                  also Chief Investment Officer
                                                  of Thematic and Sustainable
                                                  Equities.

Phyllis J. Clarke,         Controller             See above.
57

Sustainable
International Thematic
----------------------

William Johnston,          Vice President         Senior Vice President of the
56                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2012.

Daniel C. Roarty,          Vice President         See above.
46


Phyllis J. Clarke,         Controller             See above.
57

Global Core Equity
------------------

David Dalgas,              Vice President         Senior Vice President of
46                                                the Adviser** since 2014
                                                  and Chief Investment
                                                  Officer, Global Core
                                                  Equity.  Previously, he
                                                  served as Head of Equities
                                                  and Chief Investment
                                                  Officer of CPH Capital
                                                  Fondsmaeglerselskab A/S
                                                  ("CPH Capital") since
                                                  prior to 2012.

Klaus Ingemann,            Vice President         Senior Vice President and
44                                                Senior Research
                                                  Analyst/Portfolio Manager
                                                  of the Adviser** since
                                                  2014. Previously, he was
                                                  an executive member of the
                                                  Investment Board of CPH
                                                  Capital since prior to
                                                  2012.

Phyllis J. Clarke,         Controller             See above.
57

International Strategic
Core
-----------------------

Kent Hargis,               Vice President         Senior Vice President,
49                                                Portfolio Manager of
                                                  Strategic Core Equities
                                                  and Head of Quantitative
                                                  Research--Equities of the
                                                  Adviser**, with which he
                                                  has been associated since
                                                  prior to 2012.

Sammy Suzuki,              Vice President         Senior Vice President,
47                                                Portfolio Manager of
                                                  Strategic Core Equities of
                                                  the Adviser** since 2015.
                                                  Previously, he was
                                                  Director of Research,
                                                  Emerging Markets Value
                                                  Equities since prior to
                                                  2012 until 2015.

Phyllis J. Clarke,         Controller             See above.
57

Concentrated
International Growth
--------------------

Dev Chakrabarti,           Vice President         Senior Vice President
40                                                of the Adviser** and
                                                  Senior Research Analyst
                                                  for Concentrated Global
                                                  Growth. Prior to joining
                                                  the Adviser in December
                                                  2013, he was a portfolio
                                                  manager/analyst on the
                                                  global equity research and
                                                  portfolio-management team
                                                  at WPS Advisors since
                                                  prior to 2012.

Mark Phelps,               Vice President         Senior Vice President and
58                                                Chief Investment Officer
                                                  of Concentrated Global
                                                  Growth of the Adviser,**
                                                  with which he has been
                                                  associated since December
                                                  2013. Prior thereto, he
                                                  was president and managing
                                                  director of Global
                                                  Investments at WPS from
                                                  2008 to June 2013; he also
                                                  served as WPS's chief
                                                  executive officer since
                                                  prior to 2012.

Phyllis J. Clarke,         Controller             See above.
57

-------------------
* The address for each of the Funds' Officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI and ABIS are affiliates of the Funds.

            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to each of the Directors by each Fund for the fiscal year ended June 30, 2017 or July 31, 2017, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2016 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director, are set forth below. Neither the Funds nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director of one or more other registered investment companies in the AB Fund Complex.

                                                             Aggregate
                           Aggregate       Aggregate         Compensation     Aggregate
                           Compensation    Compensation      from             Compensation
Name of Trustee or         from            from Large        Concentrated     from Discovery
Director                   Growth Fund     Cap Growth        Growth           Growth
------------------         -----------     ----------        ------------     --------------
John H. Dobkin*            $2,742          $2,742            $2,742           $2,742
Michael J. Downey          $2,734          $2,734            $2,734           $2,734
William H. Foulk, Jr.      $2,734          $2,734            $2,734           $2,734
D. James Guzy*             $2,758          $2,758            $2,758           $2,758
Nancy P. Jacklin           $2,917          $2,917            $2,917           $2,917
Robert M. Keith            $    0          $    0            $    0           $    0
Carol C. McMullen          $2,734          $2,734            $2,734           $2,734
Garry L. Moody             $3,094          $3,094            $3,094           $3,094
Marshall C. Turner, Jr.    $4,605          $4,605            $4,605           $4,605
Earl D. Weiner             $2,734          $2,734            $2,734           $2,734

                                                             Aggregate
                                                             Compensation
                           Aggregate       Aggregate         from             Aggregate
                           Compensation    Compensation      Sustainable      Compensation
Name of Trustee or         from Small      from Sustainable  International    from Global
Director                   Cap Growth      Global Thematic   Thematic         Core Equity
------------------         ----------      ---------------   -------------    -----------
John H. Dobkin*            $2,742          $2,742            $2,742           $2,742
Michael J. Downey          $2,734          $2,734            $2,734           $2,734
William H. Foulk, Jr.      $2,734          $2,734            $2,734           $2,734
D. James Guzy*             $2,758          $2,758            $2,758           $2,758
Nancy P. Jacklin           $2,917          $2,916            $2,917           $2,917
Robert M. Keith            $    0          $    0            $    0           $    0
Carol C. McMullen          $2,734          $2,734            $2,783           $2,783
Garry L. Moody             $3,094          $3,095            $3,094           $3,095
Marshall C. Turner, Jr.    $4,605          $4,605            $4,605           $4,605
Earl D. Weiner             $2,734          $2,734            $2,734           $2,734

                                                                              Aggregate
                                                             Aggregate        Compensation
                           Aggregate       Aggregate         Compensation     from
                           Compensation    Compensation      from             Concentrated
Name of Trustee or         from Select     from Select       International    International
Director                   US Equity       US Long/Short     Strategic Core   Growth
------------------         -------------   -------------     --------------   ------
John H. Dobkin*            $2,742          $2,742            $2,742           $2,742
Michael J. Downey          $2,734          $2,734            $2,734           $2,734
William H. Foulk, Jr.      $2,734          $2,734            $2,734           $2,734
D. James Guzy*             $2,758          $2,758            $2,758           $2,758
Nancy P. Jacklin           $2,917          $2,917            $2,917           $2,917
Robert M. Keith            $    0          $    0            $    0           $    0
Carol C. McMullen          $2,783          $2,783            $2,783           $2,783
Garry L. Moody             $3,094          $3,094            $3,095           $3,094
Marshall C. Turner, Jr.    $4,605          $4,605            $4,605           $4,605
Earl D. Weiner             $2,734          $2,734            $2,734           $2,734


                                             Total Number
                                             of Registered     Total Number
                                             Investment        of Investment
                                             Companies in      Portfolios within
                                             the AB Fund       the AB Fund
                                             Complex,          Complex,
                           Total             including the     including the
                           Compensation      Fund, as to       Fund, as to
                           from the          which the         which the
                           AB Fund           Trustee or        Trustee or
                           Complex,          Director is a     Director is a
Name of Trustee            including         Director or       Director or
or Director                the Funds         Trustee           Trustee
---------------            -----------       -------------     -----------------

John H. Dobkin*            $285,000               26                 97
Michael J. Downey          $285,000               27                 98
William H. Foulk, Jr.      $285,000               27                 98
D. James Guzy*             $285,000               24                 95
Nancy P. Jacklin           $303,000               27                 98
Robert M. Keith            $      0               27                 98
Carol C. McMullen**        $147,816               27                 98
Garry L. Moody             $320,000               27                 98
Marshall C. Turner, Jr.    $480,000               27                 98
Earl D. Weiner             $285,000               27                 98

---------------------------------
*    Messrs. Dobkin and Guzy retired as Directors effective December 31, 2017.
** Ms. McMullen was elected as a Director of the Funds effective June 22, 2016.

            As of October 2, 2017, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Fund.

Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

GROWTH FUND
-----------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Growth Investment Team. Bruce K. Aronow, Frank V. Caruso and John H. Fogarty are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

----------------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2017 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

                    Bruce K. Aronow            $100,001-$500,000
                    Frank V. Caruso                  None
                    John H. Fogarty             $10,001-$50,000

            As of July 31, 2017, employees of the Adviser had approximately $1,237,196 invested in shares of the Fund and approximately $57,002,321 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2017.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

Bruce K. Aronow          17          $5,082,000,000      None          None
Frank V. Caruso          23          $9,653,000,000      None          None
John H. Fogarty          22          $9,173,000,000      None          None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

Bruce K. Aronow         23             $259,000,000      None           None
Frank V. Caruso          5             $215,000,000      None           None
John H. Fogarty         14           $3,332,000,000      None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

Bruce K. Aronow           25        $2,957,000,000      2          $497,000,000
Frank V. Caruso       25,833       $15,176,000,000     None            None
John H. Fogarty        2,964        $2,224,000,000     None            None

LARGE CAP GROWTH
----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Frank
V. Caruso, Vincent C. Dupont, John H. Fogarty and Karen A. Sesin are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2017 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

             Frank V. Caruso                        $50,001-$100,000
             Vincent C. Dupont                            None
             John H. Fogarty                              None
             Karen A. Sesin                         $100,001-$500,000

            As of July 31, 2017, employees of the Adviser had approximately $933,094 invested in shares of the Fund and approximately $57,002,321 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2017.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

Frank V. Caruso         24           $10,420,000,000      None          None
Vincent C. Dupont        6            $1,896,000,000      None          None
John H. Fogarty         22            $4,930,000,000      None          None
Karen A. Sesin           4            $1,062,000,000      None          None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

Frank V. Caruso          5             $215,000,000      None          None
Vincent C. Dupont       13           $2,901,000,000      None          None
John H. Fogarty         14           $3,332,000,000      None          None
Karen A. Sesin          13           $2,901,000,000      None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

Frank V. Caruso      25,833        $15,176,000,000      None           None
Vincent C. Dupont     2,956         $1,436,000,000      None           None
John H. Fogarty       2,964         $2,224,000,000      None           None
Karen A. Sesin        2,954         $1,289,000,000      None           None

CONCENTRATED GROWTH
--------------------

            The management of, and investment decisions for, the Fund's portfolio are made by James Tierney. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2017 is set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

             James Tierney                          $500,001-$1,000,000

            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

James Tierney              17         $648,000,000       None           None



--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

James Tierney           8            $1,485,000,000      None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

James Tierney         636          $3,254,000,000      None            None


DISCOVERY GROWTH
----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small/Mid Cap Growth Investment Team. Bruce
K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2017 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

               Bruce K. Aronow                             Over $1,000,000
               N. Kumar Kirpalani                        $100,001-$500,000
               Samantha S. Lau                           $100,001-$500,000
               Wen-Tse Tseng                             $100,001-$500,000

            As of July 31, 2017, employees of the Adviser had approximately $1,002,825 invested in shares of the Fund and approximately $57,002,320 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2017.


--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

Bruce K. Aronow          17          $3,898,000,000       None          None
N. Kumar Kirpalani       15          $3,064,000,000       None          None
Samantha S. Lau          15          $3,064,000,000       None          None
Wen-Tse Tseng            15          $3,064,000,000       None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

Bruce K. Aronow          23          $259,000,000        None            None
N. Kumar Kirpalani       19          $259,000,000        None            None
Samantha S. Lau          19          $259,000,000        None            None
Wen-Tse Tseng            19          $259,000,000        None            None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

Bruce K. Aronow        25          $2,957,000,000       2          $497,000,000
N. Kumar Kirpalani     22          $2,602,000,000       2          $497,000,000
Samantha S. Lau        22          $2,602,000,000       2          $497,000,000
Wen-Tse Tseng          22          $2,602,000,000       2          $497,000,000


SMALL CAP GROWTH
-----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small Cap Growth Investment Team. Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2017 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

             Bruce K. Aronow                             Over $1,000,000
             N. Kumar Kirpalani                        $100,001-$500,000
             Samantha S. Lau                           $100,001-$500,000
             Wen-Tse Tseng                             $100,001-$500,000

            As of July 31, 2017, employees of the Adviser had approximately $1,765,840 invested in shares of the Fund and approximately $57,002,321 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2017.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

Bruce K. Aronow           17         $4,552,000,000      None           None
N. Kumar Kirpalani        15         $3,718,000,000      None           None
Samantha S. Lau           15         $3,718,000,000      None           None
Wen-Tse Tseng             15         $3,718,000,000      None           None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

Bruce K. Aronow          23           $259,000,000         None         None
N. Kumar Kirpalani       19           $259,000,000         None         None
Samantha S. Lau          19           $259,000,000         None         None
Wen-Tse Tseng            19           $259,000,000         None         None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

Bruce K. Aronow        25           $2,957,000,000      2          $497,000,000
N. Kumar Kirpalani     22           $2,602,000,000      2          $497,000,000
Samantha S. Lau        22           $2,602,000,000      2          $497,000,000
Wen-Tse Tseng          22           $2,602,000,000      2          $497,000,000

SELECT US EQUITY
----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Select Equity Portfolios Investment Team. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of the Funds' portfolios. For additional information about the portfolio management of the Funds, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

            The dollar range of each Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2017 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

               Kurt A. Feuerman                                 None*
               Anthony Nappo                               $10,001-$50,000

--------
*Mr. Feuerman does not directly or beneficially own shares of the Fund. However, he invests through his foundation in the Select US Equity Limited Partnership, managed by the Adviser. Mr. Feuerman has over $1,000,000 invested in the Select US Equity Partnership.

            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

Kurt A. Feuerman           3           $978,000,000       None           None
Anthony Nappo              3           $978,000,000       None           None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

Kurt A. Feuerman       12             $5,955,000,000      None         None
Anthony Nappo          12             $5,955,000,000      None         None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

Kurt A. Feuerman          22        $5,070,000,000       8         $745,000,000
Anthony Nappo             22        $5,070,000,000       8         $745,000,000

SELECT US LONG/SHORT
--------------------

            The management of, and investment decisions for, the Fund's portfolios are made by the Adviser's Select Equity Portfolios Investment Team. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of the Funds' portfolios. For additional information about the portfolio management of the Funds, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

            The dollar range of each Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2017 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

             Kurt A. Feuerman                                 None*
             Anthony Nappo                              $100,001-$500,000

--------
* Mr. Feuerman does not directly or beneficially own shares of the Fund. However, he invests directly as well as through his foundation in the Select US Long/Short Limited Partnership, managed by the Adviser. Mr. Feuerman has over $1,000,000 invested in the Select US Long/Short Partnership.

            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

Kurt A. Feuerman          3            $343,000,000       None          None
Anthony Nappo             3            $343,000,000       None          None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

Kurt A. Feuerman         12         $5,955,000,000        None          None
Anthony Nappo            12         $5,955,000,000        None          None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

Kurt A. Feuerman         22         $5,070,000,000       8          $745,000,000
Anthony Nappo            22         $5,070,000,000       8          $745,000,000

SUSTAINABLE GLOBAL THEMATIC
---------------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Thematic and Sustainable Equities Investment Team. Daniel C. Roarty is the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of July 31, 2017 is set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

            Daniel C. Roarty                           $100,001-$500,000

            As of July 31, 2017, employees of the Adviser had approximately $2,377,632 invested in shares of the Fund and approximately $57,002,321 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2017.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

Daniel C. Roarty          32         $5,432,000,000      None           None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

Daniel C. Roarty          34         $24,782,000,000       1        $108,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

Daniel C. Roarty       216         $17,318,000,000      None           None

SUSTAINABLE INTERNATIONAL THEMATIC
----------------------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Thematic and Sustainable Equities Investment Team. William Johnston and Daniel C. Roarty are the investment professional with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2017 is set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

              William Johnston                    None
              Daniel C. Roarty              $100,001-$500,000

            As of June 30, 2017, employees of the Adviser had approximately $1,105,375 invested in shares of the Fund and approximately $56,075,597 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information for Mr. Roarty is provided as of June 30, 2017. The information for Mr. Johnston is provided as of September 30, 2017.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
William Johnston          32         $6,411,000,000       None          None
Daniel C. Roarty          30         $6,156,000,000       None          None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
William Johnston         36          $25,478,000,000      None         None
Daniel C. Roarty         35          $24,212,000,000       1        $104,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
William Johnston       230         $18,140,000,000      None           None
Daniel C. Roarty       216         $16,968,000,000      None           None

GLOBAL CORE EQUITY
------------------

            The management of, and investment decisions for, the Fund's portfolio are made by its senior investment management team. David Dalgas and Klaus Ingemann are the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus. As of June 30, 2017 the Portfolio Managers did not directly or beneficially own any equity securities of the Fund.


            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

David Dalgas              4           $401,000,000        None           None
Klaus Ingemann            4           $401,000,000        None           None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

David Dalgas            20           $1,529,000,000      None            None
Klaus Ingemann          19           $1,491,000,000      None            None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

David Dalgas            4          $2,704,000,000        1         $452,000,000
Klaus Ingemann          4          $2,704,000,000        1         $452,000,000

INTERNATIONAL STRATEGIC CORE
----------------------------

            The management of, and investment decisions for, the Fund's portfolio are made by its senior investment management team. Kent Hargis and Sammy Suzuki are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2017 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

              Kent Hargis                                $100,001-$500,000
              Sammy Suzuki                               $50,001-$100,000

            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

Kent Hargis              19          $6,567,000,000       None          None
Sammy Suzuki             14          $1,666,000,000       None          None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

Kent Hargis              25          $1,658,000,000       None          None
Sammy Suzuki             24          $1,516,000,000       None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

Kent Hargis            27,682      $16,264,000,000      None            None
Sammy Suzuki            1,794       $1,458,000,000      None            None

CONCENTRATED INTERNATIONAL GROWTH
---------------------------------

            The management of, and investment decisions for, the Fund's portfolios are made by its senior investment management team. Dev Chakrabarti and Mark Phelps are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus. As of June 30, 2017 the Portfolio Managers did not directly or beneficially own any equity securities of the Fund.

            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies (other than the Fund), other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

Dev Chakrabarti          17           $998,000,000        None          None
Mark Phelps              17           $998,000,000        None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

Dev Chakrabarti         8            $1,485,000,000       None         None
Mark Phelps             8            $1,485,000,000       None         None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

Dev Chakrabarti         636        $3,254,000,000       None           None
Mark Phelps             636        $3,254,000,000       None           None

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

            Asset-Based and Performance-Based Compensation: With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the "Investment Team") were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team is created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser's Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Arrangements
----------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares (as applicable), in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Plan" and collectively the "Plans").

            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto the ("Qualified Directors") and by a majority of the entire Board at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plans for an additional term at meetings held on May 2-4, 2017.

            All material amendments to the Plans will become effective only upon approval as provided in the preceding paragraph, and the Plans may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Plan or Agreement, any party must give the other parties 60 days' written notice except that a Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that a Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

            During the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                              Percentage per
                                                              annum of the
                                          Distribution        aggregate average
                                          services fees       daily net assets
                                          for expenditured    attributable
Fund                                      payable to ABI      to Class A Shares*
----                                      -----------------   ------------------

Growth Fund                                  $1,491,455             .25%
Large Cap Growth                             $4,210,871             .25%
Concentrated Growth                             $68,153             .25%
Discovery  Growth                            $1,300,907             .23%
Small Cap Growth                               $902,529             .25%
Select US Equity                                $55,459             .25%
Select US Long/Short                           $347,884             .25%
Sustainable Global Thematic                  $1,289,453             .25%
Sustainable International Thematic             $525,984             .25%
Global Core Equity                               $7,378             .25%
International Strategic Core                       $282             .25%
Concentrated International Growth                   $23             .25%
-----------------

* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of Growth Fund and Large Cap Growth is .50% of the aggregate average daily net assets, and the maximum fee allowed under the Rule 12b-1 Plan for Class A shares of all other Funds is .30% of the aggregate average daily net assets. The Boards of the Funds currently limit the Funds' payments to .25%, except with respect to Discovery Growth, for which payments are currently limited to .23%.

            For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year or period ended June 30, 2017 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:

    Category of                                                         Concentrated          Discovery
    Expense                 Growth Fund          Large Cap Growth          Growth               Growth
    -------                 -----------          ----------------       ------------          -----------

Advertising/
Marketing                       $34,553             $101,046                $1,342               $33,985

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders            $11,868              $34,287                  $571               $11,961

Compensation to
Underwriters                 $1,456,317           $4,232,916               $71,679            $1,088,226

Compensation to Dealers        $393,571           $1,122,276               $18,515              $362,298

Compensation to Sales
Personnel                      $216,777           $1,316,600               $23,955              $234,351

Interest, Carrying or
Other Financing Charges              $0                   $0                    $0                    $0

Other (Includes Personnel
costs of those home
office employees involved
in the distribution
effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                      $138,493             $400,155                $6,842              $140,348

Totals                       $2,251,579           $7,207,280              $122,904            $1,871,169


      Category of                                                             Select US          Sustainable
        Expense                Small Cap Growth         Select US Equity     Long/Short         Global Thematic
        -------                ----------------         ----------------     ----------         ---------------

Advertising/
Marketing                                 $18,452               $897               $7,086            $31,101

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                  $6,417               $505               $3,022            $10,682

Compensation to Underwriters             $917,171            $51,538             $366,898         $1,251,890

Compensation to Dealers                  $200,309            $14,525              $88,725           $348,464

Compensation to Sales
Personnel                                $120,146            $13,031              $77,846           $191,390

Interest, Carrying or Other
Financing Charges                              $0                 $0                   $0                 $0

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                                 $74,885             $5,873              $36,159           $124,351

Totals                                 $1,337,380            $86,369             $579,736         $1,957,878




                                    Sustainable                                                        Concentrated
         Category of                International                                  International       International
           Expense                  Thematic                Global Core Equity     Strategic Core      Growth
           -------                  -------------           ------------------     --------------      -------------

Advertising/
Marketing                                 $12,591                  $8                    $5                 $0

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders
                                           $5,213                  $3                    $2                 $0

Compensation to Underwriters
                                         $510,836              $7,139                  $296                 $0

Compensation to Dealers                  $156,542                $111                   $74                 $3

Compensation to Sales
Personnel                                 $85,593                $120                   $67                 $0

Interest, Carrying or Other
Financing Charges                              $0                  $0                    $0                 $0

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)
                                          $60,851                 $39                   $21                 $0

Totals                                   $831,626              $7,420                  $465                 $3


            During the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Sustainable International Thematic with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                         Percentage per annum
                                     Distribution        of the aggregate
                                     services fees       average daily net
                                     for expenditures    assets attributable to
Fund                                 payable to ABI      to Class B Shares
----                                 ----------------    -----------------------

Growth Fund                             $119,656                1.00%
Large Cap Growth                        $233,806                1.00%
Discovery Growth                         $11,669                1.00%
Small Cap Growth                         $14,498                1.00%
Sustainable Global Thematic              $98,349                1.00%
Sustainable International Thematic       $15,450                1.00%

            For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Sustainable International Thematic, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:

      Category of                                                                                       Sustainable
        Expense          Growth Fund        Large Cap Growth     Discovery Growth   Small Cap Growth    Global Thematic
        -------          -----------        ----------------     ----------------   ----------------    ---------------

Advertising/
Marketing                        $664             $1,341                  $66                $81              $566

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders             $240               $484                  $24                $29              $203

Compensation to
Underwriters                  $51,766            $90,409               $4,347             $6,298           $47,405

Compensation to Dealers            $0             $4,103                 $299              $(436)          $(3,346)

Compensation to Sales
Personnel                      $4,638            $10,058                 $482               $562            $3,941

Interest, Carrying or
Other Financing Charges          $176               $344                  $18                $21              $144

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)           $2,829             $5,712                 $286               $346            $2,394

Totals                        $60,313           $112,451               $5,522             $6,901           $51,307


                          Sustainable
      Category of         International
        Expense           Thematic
        -------           -------------

Advertising/
Marketing                        $104

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders              $44

Compensation to
Underwriters                   $6,003

Compensation to Dealers          $466

Compensation to Sales
Personnel                        $684

Interest, Carrying or
Other Financing Charges           $30

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)             $511

Totals                         $7,842

            During the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                          Percentage per annum
                                      Distribution        of the aggregate
                                      services fees       average daily net
                                      for expenditures    assets attributable to
Fund                                  payable to ABI      to Class C Shares
----                                  ----------------    ----------------------

Growth Fund                               $582,044              1.00%
Large Cap Growth                        $3,836,774              1.00%
Concentrated Growth                       $191,826              1.00%
Discovery Growth                          $454,137              1.00%
Small Cap Growth                          $352,269              1.00%
Select US Equity                          $115,792              1.00%
Select US Long/Short                    $1,330,881              1.00%
Sustainable Global Thematic               $529,449              1.00%
Sustainable International Thematic        $334,612              1.00%
Global Core Equity                            $371              1.00%
International Strategic Core                  $221              1.00%
Concentrated International Growth             $102              1.00%

            For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year or period ended June 30, 2017 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

      Category of                                                   Concentrated        Discovery         Small Cap      Select US
        Expense            Growth Fund        Large Cap Growth       Growth             Growth            Growth         Equity
        -------            -----------        ----------------       -----------        ----------        ---------      -----------

 Advertising/
 Marketing                     $3,149            $21,499                 $963             $2,546            $1,981            $584

 Printing and Mailing
 of Prospectuses and
 Semi-Annual and Annual
 Reports to Other than
 Current Shareholders          $1,241             $7,827                 $398               $939              $728            $242

 Compensation to
 Underwriters                $555,942         $3,686,456             $174,770           $445,288          $348,323        $118,995

 Compensation to
 Dealers                      $36,556           $195,300               $5,622            $27,553           $22,256          $6,771

 Compensation to Sales
 Personnel                    $23,434           $343,125              $12,021            $19,547           $13,521          $4,874

 Interest, Carrying or
 Other Financing
 Charges                         $950             $5,520                 $330               $687              $525            $203

 Other (Includes
 Personnel costs of
 those home office
 employees involved in
 the distribution
 effort and the
 travel-related
 expenses incurred by
 the marketing
 personnel conducting
 seminars)                    $15,196            $93,812               $4,774            $11,183            $8,695          $2,913

 Totals                      $636,468         $4,353,539             $198,878           $507,743          $396,029        $134,582


                                                              Sustainable                                           Concentrated
      Category of           Select US       Sustainable       International     Global Core       International     International
        Expense             Long/Short      Global Thematic   Thematic          Equity            Strategic Core    Growth
        -------             ----------      ---------------   -------------     -----------       --------------    --------------

Advertising/
Marketing                      $6,630          $2,864            $1,913                $1                $1                $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders           $2,829          $1,137              $839                $0                $0                $0

Compensation to
Underwriters               $1,321,613        $516,536          $336,395              $308              $475                $0

Compensation to Dealers       $81,127         $33,857           $24,218               $23               $13                $5

Compensation to Sales
Personnel                     $63,996         $19,831           $13,462               $33               $13                $0

Interest, Carrying or
Other Financing Charges        $2,486            $879              $661                $0                $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $33,895         $13,918            $9,987                $6                $1                $0

Totals                     $1,512,576        $589,022          $387,475              $371              $503                $5


            During the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                            Percentage per annum
                                                            of the aggregate
                                    Distribution services   average daily net
                                    fees for expenditures   assets attributable
Fund                                payable to ABI          to Class R shares
----                                --------------------    --------------------

Growth Fund                             $11,877                    .50%
Large Cap Growth                       $229,792                    .50%
Concentrated Growth                         $70                    .50%
Discovery Growth                       $120,229                    .50%
Small Cap Growth                       $181,625                    .50%
Select US Equity                            $77                    .50%
Select US Long/Short                     $2,801                    .50%
Sustainable Global Thematic             $15,153                    .50%
Sustainable International Thematic      $58,816                    .50%


            For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

      Category of                                               Concentrated
        Expense          Growth Fund        Large Cap Growth       Growth           Discovery Growth   Small Cap Growth
        -------          -----------        ----------------       ------           ----------------   ----------------

  Advertising/
  Marketing                      $184             $3,579                   $0             $1,900            $2,927

  Printing and Mailing
  of Prospectuses and
  Semi-Annual and
  Annual Reports to
  Other than Current
  Shareholders                    $61             $1,177                   $0               $711            $1,047

  Compensation to
  Underwriters                $11,691           $221,619                  $10           $118,889          $180,337

  Compensation to
  Dealers                      $1,955            $37,534                   $9            $20,573           $31,016

  Compensation to Sales
  Personnel                    $2,103            $54,799                   $2            $19,201           $19,204

  Interest, Carrying or
  Other Financing
  Charges                          $0                 $0                   $0                 $0                $0

  Other (Includes
  Personnel costs of
  those home office
  employees involved in
  the distribution
  effort and the
  travel-related
  expenses incurred by
  the marketing
  personnel conducting
  seminars)                      $713            $13,669                   $2             $8,268           $12,119

  Totals                      $16,707           $332,377                  $23           $169,542          $246,650


                                                                                         Sustainable
       Category of                                  Select US         Sustainable        International
         Expense              Select US Equity      Long/Short        Global Thematic    Thematic
         -------              ----------------      ----------        ---------------    ---------------

Advertising/
Marketing                             $0                 $40                $242               $869

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders                  $0                 $18                 $83               $364

Compensation to
Underwriters                          $0              $2,778             $14,653            $56,649

Compensation to Dealers               $7                $474              $2,550            $10,111

Compensation to Sales
Personnel                             $0                $581              $1,508             $6,524

Interest, Carrying or
Other Financing Charges               $0                  $0                  $0                 $0

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related
expenses incurred by the
marketing personnel
conducting seminars)                  $0                $203                $964             $4,155

Totals                                $7              $4,094             $20,000            $78,672


            During the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                            Percentage per annum
                                                            of the aggregate
                                    Distribution services   average daily net
                                    fees for expenditures   assets attributable
Fund                                payable to ABI          to Class K shares
----                                ---------------------   --------------------

Growth Fund                               $4,961                  .25%
Large Cap Growth                        $198,352                  .25%
Concentrated Growth                         $668                  .25%
Discovery Growth                         $40,073                  .25%
Small Cap Growth                        $125,618                  .25%
Select US Equity                          $8,600                  .25%
Select US Long/Short                         $48                  .25%
Sustainable Global Thematic             $ 24,944                  .25%
Sustainable International Thematic       $12,891                  .25%

            For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

       Category of                            Large Cap            Concentrated       Discovery         Small Cap
         Expense             Growth Fund      Growth               Growth             Growth            Growth
         -------             -----------      ---------            ------------       ---------         ----------

Advertising/
Marketing                           $14           $2,209                   $0               $559            $3,144

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders                 $4             $734                   $0               $200            $1,228

Compensation to
Underwriters                     $4,956         $198,415                 $641            $40,226          $132,483

Compensation to Dealers            $145          $23,036                   $5             $5,868           $34,476

Compensation to Sales
Personnel                           $90          $21,811                   $0             $3,970           $20,990

Interest, Carrying or
Other Financing Charges              $0               $0                   $0                 $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)                $52           $8,527                   $0             $2,308           $14,272

Totals                           $5,261         $254,732                 $646            $53,131          $206,593


                                                                 Sustainable         Sustainable
     Category of                             Select US           Global              International
       Expense            Select US Equity   Long/Short          Thematic            Thematic
       -------            ----------------   ----------          ------------        -------------

Advertising/
Marketing                         $0                  $0                 $55              $133

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders              $0                  $0                 $18               $55

Compensation to
Underwriters                  $8,573                 $18             $24,929           $12,913

Compensation to
Dealers                           $7                  $6                $570            $1,563

Compensation to Sales
Personnel                         $2                  $0                $304              $831

Interest, Carrying or
Other Financing
Charges                           $0                  $0                  $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                         $2                  $0                $205               $632

Totals                        $8,584                 $24             $26,081            $16,127


            For the fiscal year ended July 31, 2017 for Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth the amount of, and percentage of each class's net assets, of unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Fund were as follows:

         Class                   Large Cap Growth         Concentrated Growth        Discovery Growth
         -----                   ----------------         -------------------        ----------------

Class B                                 $177,263,479                      N/A                 $5,751,471

(% of the net assets of
Class B)                                     824.32%                    0.00%                    583.09%

Class C                                  $19,923,794                 $146,276                 $2,900,264

(% of the net assets of
Class C)                                       6.36%                    0.78%                      7.90%

Class R                                     $463,443                       $0                   $486,440

(% of the net assets of
Class R)                                       0.86%                    0.00%                      2.64%

Class K                                     $554,638                       $0                   $311,496

(% of the net assets of
Class K)                                       0.61%                    0.00%                      1.80%


                                                                                                  Concentrated
         Class                Small Cap Growth      Select US Equity    Select US Long/Short   International Growth
         -----                ----------------      ----------------    --------------------   --------------------

Class B                             $20,222,077                  N/A                    N/A                   N/A

(% of the net assets of
Class B)                              1,567.69%                0.00%                  0.00%                 0.00%

Class C                              $2,735,483              $75,137                     $0                    $0

(% of the net assets of
Class C)                                 10.00%                0.71%                  0.00%                 0.00%

Class R                                $623,888                  $56                     $0                   N/A

(% of the net assets of
Class R)                                  1.84%                0.34%                  0.00%                 0.00%

Class K                                $672,749               $1,513                     $0                   N/A

(% of the net assets of
Class K)                                  1.67%                0.06%                  0.00%                 0.00%


                                                      Sustainable
                               Sustainable Global    International           Global Core          International
           Class                    Thematic           Thematic                Equity             Strategic Core
           -----                 --------------      -------------          ------------          ---------------
Class B                          $64,441,632           $5,185,070               N/A                   N/A

(% of the net assets of
Class B)                             677.07%              397.13%             0.00%                 0.00%

Class C                           $8,292,511           $4,442,058                $0                  $199

(% of the net assets of
Class C)                              36.52%               31.11%             0.00%                 0.32%

Class R                             $289,232             $838,665               N/A                   N/A

(% of the net assets of
Class R)                               9.33%                7.19%             0.00%                 0.00%

Class K                              $78,280             $219,617               N/A                   N/A

(% of the net assets of
Class K)                               0.68%                3.92%             0.00%                 0.00%


Transfer Agency Agreement
-------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and for the fiscal year ended June 30, 2017 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity,International Strategic Core and Concentrated International Growth, the Funds paid ABIS $700,067, $1,832,505, $790,150, $436,919, $974,421, $289,831, $71,324, $47,222, $194,323, $42,816, $12,412 and
$1,500, respectively, for transfer agency services.

            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

            Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Securities Lending Agreement
----------------------------

            State Street Bank and Trust Company ("State Street") serves as the securities lending agent for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Concentrated Growth, Select US Long/Short and Concentrated International Growth Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement ("Securities Lending Agreement"). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund's account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

            The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year as follows:

                  Fees and/or compensation for securities lending activities and related services:
                  --------------------------------------------------------------------------------

                                        Fees paid for
                                        any cash
                                        collateral
                                        management
                                        services
                                        (including
                                        fees deducted
                                        from a
                                        pooled cash
                                        collateral
                           Fees         reinvestment
                           paid to      vehicle)                                                            Agreggate
              Gross        securities   that are     Administrative  Indemnification            Other       fees and/or   Net
              income       lending      not          fees not        fees not                   fees not    compensation  income
              from         agent        included     included        included                   included    for           from
              securities   from         in the       in the          in the         Rebate      in          securities    securities
              lending      revenue      revenue      revenue         revenue        (paid       revenue     lending       lending
              activities   split        split        split           split          to borrow)  split       activities    activities
              ----------   --------     ---------- ------------      -------------  ----------- --------    ----------   -----------
Growth Fund      $53,651     $(4,510)      $0            $0            $0           $(8,556)      $0         $(13,066)       $40,585
Large Cap
  Growth         $78,659     $(5,895)      $0            $0            $0          $(19,711)      $0         $(25,606)       $53,053
Discovery
  Growth      $1,012,091    $(73,158)      $0            $0            $0         $(280,630)      $0        $(353,788)      $658,303
Small Cap
  Growth        $827,117    $(65,129)      $0            $0            $0         $(175,958)      $0        $(241,087)      $586,030
Sustainable
  Global
  Thematic      $512,384    $(50,018)      $0            $0            $0          $(12,272)      $0         $(62,290)      $450,094
Concentrated
  Growth          $7,334       $(555)      $0            $0            $0           $(1,781)      $0          $(2,336)        $4,998
Select US
  Long/Short    $128,641    $(12,705)      $0            $0            $0           $(1,605)      $0         $(14,310)      $114,331
Concentrated
Sustainable
  International
  Thematic            $0          $0       $0            $0            $0                 $0      $0                $0            $0

            Brown Brothers Harriman & Co. ("BBH") serves as the securities lending agent for the Sustainable International Thematic, Select US Equity, Global Core Equity and International Strategic Core Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement ("Securities Lending Agreement"). Pursuant to the Securities Lending Agreement, BBH provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund's account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

            The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year as follows:


                          Fees and/or compensation for securities lending activities and related services:
                          --------------------------------------------------------------------------------

                                        Fees paid for
                                        any cash
                                        collateral
                                        management
                                        services
                                        (including
                                        fees deducted
                                        from a
                                        pooled cash
                                        collateral
                           Fees         reinvestment
                           paid to      vehicle)                                                            Agreggate
              Gross        securities   that are     Administrative  Indemnification            Other       fees and/or   Net
              income       lending      not          fees not        fees not                   fees not    compensation  income
              from         agent        included     included        included                   included    for           from
              securities   from         in the       in the          in the         Rebate      in          securities    securities
              lending      revenue      revenue      revenue         revenue        (paid       revenue     lending       lending
              activities   split        split        split           split          to borrow)  split       activities    activities
              ----------   --------     ---------- ------------      -------------  ----------- --------    ----------   -----------
Sustainable
    International
    Thematic   $110,459    $ (10,791)      $0           $0               $0         $ (2,552)     $0        $ (13,343)      $97,116
Select US
    Equity     $      0    $       0       $0           $0               $0         $      0      $0        $       0       $     0
Global Core
    Equity     $ 32,760    $  (3,052)      $0           $0               $0         $ (2,516)     $0        $  (5,568)      $27,192
International
    Strategic
    Core       $      0    $       0       $0           $0               $0         $      0      $0        $       0       $     0

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

            Shares of the Funds are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a CDSC (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), with respect to Discovery Growth, Concentrated Growth, Large Cap Growth and Small Cap Growth, to investors eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares") or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"),in each case as described below. "Group Retirement Plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Funds, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth do not offer Class B Shares.

            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds' shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent.

            Each class of shares of the Funds represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class B shares, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares; and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Class C shareholders because the Class B and Class C shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B or Class C shares prior to conversion, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------

            During the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Growth Fund were $133,791, $166,971 and $168,613, respectively. Of those amounts, ABI retained $6,761, $9,847 and $9,241, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Large Cap Growth were $1,681,575, $1,856,864 and $794,522, respectively. Of those amounts, ABI retained $102,767, $102,219 and $44,532, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015, the aggregate amount of underwriting commissions payable with respect to shares of Concentrated Growth were $44,863, $209,738 and $145,430, respectively. Of that amount, ABI retained $2,760, $12,666 and $9,946, respectively, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Discovery Growth were $118,134, $239,712 and $315,757, respectively. Of those amounts, ABI retained $4,881, $8,197 and $13,936, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Small Cap Growth were $127,656, $91,505 and $142,866, respectively. Of those amounts, ABI retained $3,401, $2,497 and $4,148, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015 the aggregate amounts of underwriting commissions payable with respect to shares of Select US Equity were $17,487, $43,210 and $65,291, respectively. Of that amount, ABI retained $1,241, $1,325 and $4,848, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015, the aggregate amount of underwriting commissions payable with respect to shares of Select US Long/Short was $77,424, $218,605 and $1,276,768, respectively. Of that amount, ABI retained $3,930, $13,459 and $76,326, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Sustainable Global Thematic were $126,797, $128,649 and $147,925, respectively. Of those amounts, ABI retained $6,697, $6,976 and $8,173, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Sustainable International Thematic were $35,401, $41,114 and $66,905, respectively. Of those amounts, ABI retained $1,301, $1,336 and $2,721, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017 and June 30, 2016, and the fiscal period ended June 30, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Global Core Equity were $1,250, $2,624 and $6,845, respectively. Of those amounts, ABI retained $83, $126 and $16, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year or period ended June 30, 2017 and June 30, 2016, the aggregate amounts of underwriting commissions payable with respect to shares of International Strategic Core were $977 and $7, respectively. Of that amount, ABI retained $96 and $7, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017 and June 30, 2016, and fiscal period ended June 30, 2015, there were no underwriting commissions paid with respect to shares of Concentrated International Growth.

            The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.

                                                      Amounts            Amounts                Amounts
Fiscal Year                                           ABI Received       ABI Received           ABI Received
Ended                                                 In CDSCs           In CDSCs               In CDSCs
July 31/                                              From               From                   From
June 30               Fund                            Class A Shares     Class B Shares         Class C Shares
-------               ----                            --------------     ---------------        -----------------

2017                  Growth Fund                           $1,783                $7,932                $2,642
2016                                                        $2,671                $7,969                $1,624
2015                                                        $2,811                $9,577                $1,509

2017                  Large Cap Growth                     $17,346               $11,693               $59,567
2016                                                        $9,327               $10,141               $30,170
2015                                                       $17,577               $14,725                $6,774

2017                  Concentrated Growth                      $13                   N/A                $7,380
2016                                                        $2,450                   N/A                $6,332
2015                                                            $0                   N/A                  $930

2017                  Discovery Growth                     $25,469                  $487                $2,896
2016                                                       $36,487                  $673                $4,592
2015                                                        $4,588                $1,606               $14,100

2017                  Small Cap Growth                      $4,909                $1,398                $1,364
2016                                                        $8,087                  $867                $2,706
2015                                                        $3,976                $1,423               $18,436

2017                  Select US Equity                        $504                   N/A                $1,085
2016                                                           $93                   N/A                $1,546
2015                                                        $6,121                   N/A                $2,396

2017                  Select US Long/Short                  $6,710                   N/A                $9,463
2016                                                        $9,794                   N/A               $38,550
2015                                                          $506                   N/A               $84,677

2017                  Sustainable Global Thematic           $2,616                $9,983                $1,889
2016                                                        $3,975                $6,604                $4,091
2015                                                        $3,542               $12,797                $2,036

2017                  Sustainable International Thematic    $2,238                  $797                  $358
2016                                                        $4,514                  $963                $1,354
2015                                                        $6,527                $2,199                  $650

2017                  Global Core Equity                        $0                   N/A                    $0
2016                                                            $0                   N/A                    $0
2015                                                            $0                   N/A                    $0

2017                  International Strategic                   $0                   N/A                    $0
2016                  Core                                      $0                   N/A                    $0

2017                  Concentrated Interanational               $0                   N/A                    $0
2016                  Growth                                    $0                   N/A                    $0
2015                                                            $0                   N/A                    $0


Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                             Sales Charge
                                             ------------
                                                                 Discount or
                                 As %           As %              Commission
                                of Net         of the           to Dealers or
                                Amount         Public          Agents of up to
Amount of Purchase             Invested    Offering Price    % of Offering Price
                               --------    --------------    -------------------

Up to $100,000.................    4.44%        4.25%                4.00%
$100,000 up to $250,000........    3.36         3.25                 3.00
$250,000 up to $500,000........    2.30         2.25                 2.00
$500,000 up to $1,000,000*.....    1.78         1.75                 1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge". A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AB Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of an AB money market fund that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or
(iii) upon the automatic conversion of Class B shares of a Fund as described below under "Class B Shares - Conversion Feature".

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

             (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division;

             (ii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

             (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

             (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

             (v) Plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

             (vi) persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;

             (vii) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts";

             (viii) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and

             (ix) certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

Class B Shares
--------------

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Ten years after the end of the calendar month in which the shareholder's purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class B and Class C Shares
-------------------------------------------------

            For purposes of conversion to Class A, Class B or Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B or Class C shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

            The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B or Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B or Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years for Class B shares and ten years for Class C shares after the end of the calendar month in which the shareholder's purchase order was accepted.

Contingent Deferred Sales Charge
--------------------------------

            Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                            Contingent Deferred Sales Charge
                                              for the Fund as a % of Dollar
              Year Since Purchase               Amount Subject to Charge
              -------------------               ------------------------

              First                                   4.00%
              Second                                  3.00%
              Third                                   2.00%
              Fourth                                  1.00%
              Fifth and thereafter                    None

            In determining the CDSC applicable to a redemption of Class B and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares-Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------

            Class R shares are offered to certain Group Retirement Plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares do not have an initial sales charge or CDSC, but incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

            Class K shares are available at NAV to Group Retirement Plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a ..25% distribution services fee and thus have (i) a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and
(ii) a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to Group Retirement Plans. Class I shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares
--------------

            Class Z shares are available at NAV to certain Group Retirement Plans and to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

            Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

            Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI;
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary; (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person; (iv) by the categories of investors described in clauses (i), (iii) and (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares); or (v) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
--------------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of the Fund. In addition, the Class A and Class B CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by Group Retirement Plans. However, Class B shares may continue to be purchased by Group Retirement Plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial sales charge or CDSC, but are subject to a .50% distribution services fee.

            Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial sales charge or CDSC, but are subject to a .25% distribution services fee.

            Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares are not subject to an initial sales charge, CDSC or a distribution services fee.

            Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

            Currently, the Funds make their Class A shares available at NAV to Group Retirement Plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution services fees and Class I shares and Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the Rule 12b-1 distribution services fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares; (currently limited to 0.25%, except with respect to Discovery Growth, for which payments are limited to .23%);

            o the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution services fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to Group Retirement Plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K, Class I and Class Z shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AB Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.
  -AB All Market Real Return Portfolio
  -AB Bond Inflation Strategy
  -AB Credit Long/Short Portfolio
  -AB FlexFee International Bond Portfolio
  -AB Government Reserves Portfolio
  -AB High Yield Portfolio
  -AB Income Fund
  -AB Intermediate Bond Portfolio
  -AB Limited Duration High Income Portfolio
  -AB Municipal Bond Inflation Strategy
  -AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
  -AB All Market Alternative Return Portfolio
  -AB All Market Income Portfolio
  -AB Asia ex-Japan Equity Portfolio
  -AB Concentrated Growth Fund
  -AB Concentrated International Growth Portfolio
  -AB Emerging Markets Core Portfolio
  -AB Emerging Markets Multi-Asset Portfolio
  -AB FlexFee Core Opportunities Portfolio
  -AB FlexFee Emerging Markets Growth Portfolio
  -AB FlexFee International Strategic Core Portfolio
  -AB FlexFee Large Cap Growth Portfolio
  -AB FlexFee US Thematic Portfolio
  -AB Global Core Equity Portfolio
  -AB International Strategic Core Portfolio
  -AB Multi-Manager Select Retirement Allocation Fund
  -AB Multi-Manager Select 2010 Fund
  -AB Multi-Manager Select 2015 Fund
  -AB Multi-Manager Select 2020 Fund
  -AB Multi-Manager Select 2025 Fund
  -AB Multi-Manager Select 2030 Fund
  -AB Multi-Manager Select 2035 Fund
  -AB Multi-Manager Select 2040 Fund
  -AB Multi-Manager Select 2045 Fund
  -AB Multi-Manager Select 2050 Fund
  -AB Multi-Manager Select 2055 Fund
  -AB Select US Equity Portfolio
  -AB Select US Long/Short Portfolio
  -AB Small Cap Growth Portfolio
  -AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Government Exchange Reserves
AB High Income Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
  -AB California Portfolio
  -AB High Income Municipal Portfolio
  -AB National Portfolio
  -AB New York Portfolio
AB Municipal Income Fund II
  -AB Arizona Portfolio
  -AB Massachusetts Portfolio
  -AB Minnesota Portfolio
  -AB New Jersey Portfolio
  -AB Ohio Portfolio
  -AB Pennsylvania Portfolio
  -AB Virginia Portfolio
AB Relative Value Fund, Inc.
AB Sustainable Global Thematic Fund, Inc.
AB Sustainable International Thematic Fund, Inc.
AB Trust
  -AB Discovery Value Fund
  -AB International Value Fund
  -AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
  -AB All Market Total Return Portfolio
  -AB Conservative Wealth Strategy
  -AB Growth Fund
  -AB Tax-Managed All Market Income Portfolio
  -AB Tax-Managed Wealth Appreciation Strategy
  -AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Short Duration Portfolio
  -Tax-Managed International Portfolio

            Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

                  (i)   the investor's current purchase;

                  (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and

                  (iii) the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

            For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

                  (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

                  (b) your checks remain uncashed for nine months.

            Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of a Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

                  o     upfront sales commissions;

                  o     Rule 12b-1 fees;

                  o     additional distribution support;

                  o     defrayal of costs for educational seminars and training;
                        and

                  o payments related to providing recordkeeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B--Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2017, ABI expects to pay approximately 0.06% of the average monthly assets of the AB Mutual Funds, or approximately $23 million, for distribution services and education support related to the AB Mutual Funds. In 2016, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million, for distribution services and education support related to the AB Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

         AIG Advisor Group
         Ameriprise Financial Services
         AXA Advisors
         Cadaret, Grant & Co.
         Citigroup Global Markets
         Citizens Securities
         Commonwealth Financial Network
         Donegal Securities
         Institutional Cash Distributors (ICD)
         JP Morgan Securities
         Lincoln Financial Advisors Corp.
         Lincoln Financial Securities Corp.
         LPL Financial
         Merrill Lynch
         Morgan Stanley
         Northwestern Mutual Investment Services
         PNC Investments
         Raymond James
         RBC Wealth Management
         Robert W. Baird
         Santander Securities
         SunTrust Bank
         UBS Financial Services
         US Bancorp Investments
         Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although a Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

            Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. A Fund expects that it will typically take one to three business days following the receipt of a shareholder's redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by the Fund by the Fund Closing Time.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            Redemptions Through Intermediaries. A Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after the ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time if received by ABI prior to a designated later time (pursuant to an operating agreement between the financial intermediary and ABI permitting such an arrangement; the designated time will vary by financial intermediary). The financial intermediary is responsible for transmitting the request to ABI on time. If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.

Account Closure
---------------

            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

            If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a group retirement plan, your program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class B, Class C, Class R, Class K, Class I or Class Z shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

            Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B or Class C shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B or Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B or Class C shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class B, Class C, Class R, Class K, Class I or Class Z shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time, on the Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

            None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Boards. The Boards have delegated to the Adviser, subject to the Boards' continuing oversight, certain of its duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Fund's assets on behalf of the Funds.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

            (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;

            (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

            (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

            (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the ordinarily Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Each Fund's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares are invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Funds, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies),
(ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. Special rules apply to foreign currency gains and certain income derived from passive foreign investment companies for which the Fund has made a "mark-to-market" election. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Income dividends and capital gains distributions are paid annually, generally in December. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from the Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if a Fund shares are held as a capital asset, and will be a long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRSand you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by a Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

            Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

            The federal income tax status of each year's distributions by a Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds
--------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of "passive income". A Fund will generally be permitted to elect to "mark-to-market" stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to U.S. source portfolio interest income will not be subject to this withholding tax if so designated.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain and short-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client's accounts but not all such services may be used by the Adviser in connection with the Fund.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

            A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC or third market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

            Transactions for a Fund in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            A Fund's portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The amount of aggregate brokerage commissions paid by the Funds during the three most recent fiscal years (or since inception), the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year (or since inception) are as follows:


                                                                                                    Aggregate
                                                                                                    Amount of
                                                                                                    Brokerage
                                                                                                    Transactions
                                                                            Commissions             Allocated to
Fiscal Year or                                                              Allocated to Persons    Persons or Firms
Period                                                  Amount              or Firms Because of     Because of
Ended                                                   of Aggregate        Research Services       Research Services
July 31/                                                Brokerage           Provided to the Fund    to the Fund or
June 30               Fund                              Commissions         or the Adviser          the Adviser
-------               ----                              -----------         ---------------------   -----------------

2017                  Growth Fund                              $166,348            $147,887               $624,362,136
2016                                                            260,301
2015                                                            329,600

2017                  Large Cap Growth                       $1,067,831             $752,188            $3,902,860,357
2016                                                          1,370,711
2015                                                          1,111,586

2017                  Concentrated Growth                       $53,818              $49,656              $168,410,338
2016                                                            152,736
2015                                                             80,088

2017                  Discovery Growth                       $1,395,964           $1,222,054            $2,015,125,861
2016                                                          1,788,577
2015                                                          1,603,644

2017                  Small Cap Growth                         $860,663             $762,019            $1,122,687,064
2016                                                          1,470,723
2015                                                          1,545,760

2017                  Select US Equity                         $556,033             $466,595            $1,147,016,691
2016                                                            689,184
2015                                                            908,819

2017                  Select US Long/Short                   $2,092,664(1)        $1,759,415            $5,758,940,330
2016                                                          3,760,128
2015                                                          5,588,002

2017                  Sustainable Global Thematic              $425,845             $324,186              $614,675,331
2016                                                            455,848
2015                                                            545,931

2017                  Sustainable International Thematic       $229,923           $1,224,221            $3,184,996,467
2016                                                            335,810
2015                                                            267,200

2017                  Global Core Equity                       $181,677             $132,718              $219,905,214
2016                                                            121,337
2015                                                             60,019

2017                  International Strategic Core              $25,261              $19,251               $27,986,534
2016                                                              4,135

2017                  Concentrated International Growth         $23,195               $7,146               $13,302,541
2016                                                              1,143
2015                                                              1,099
--------
(1)   The aggregate dollar amount of brokerage commissions paid in the 2017 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2015 fiscal year due to a change in the number of portfolio transactions effected by the Adviser.


            A Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The aggregate amount of brokerage commissions paid to the Affiliated Brokers during each Fund's three most recent fiscal years (or since inception) and, during the most recent fiscal year (or since inception), the Affiliated Brokers' percentage of aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are as follows:

                                                        Aggregate                                 % of Fund's
                                                        Amount                                    Aggregate Dollar
                                                        of Brokerage       % of Fund's            Amount of Brokerage
Fiscal Year                                             Commissions        Aggregate Brokerage    Transactions
Ended                                                   Paid to            Commissions            Involving Payment of
July 31/                                                Affiliated         Paid to Affiliated     Commissions through
June 30               Fund                              Brokers            Brokers                Affiliated Brokers
-------               ----                              ------------       ------------------     --------------------

2017                  Growth Fund                                $0                 0.00%                 0.00%
2016                                                          1,632
2015                                                            548

2017                  Large Cap Growth                           $0                  0.00%                0.00%
2016                                                            614
2015                                                            710

2017                  Concentrated Growth                        $0                  0.00%                0.00%
2016                                                              0
2015                                                            175

2017                  Discovery Growth                         $862                  0.06%                0.05%
2016                                                          1,003
2015                                                             70

2017                  Small Cap Growth                          $51                  0.01%                0.00%
2016                                                          1,187
2015                                                            167

2017                  Select US Equity                           $0                  0.00%                0.00%
2016                                                              0
2015                                                              0

2017                  Select US Long/Short                       $0                  0.00%                0.00%
2016                                                              0
2015                                                              0

2017                  Sustainable Global Thematic                $0                  0.00%                0.00%
2016                                                              0
2015                                                              0

2017                  Sustainable International Thematic         $0                  0.00%                0.00%
2016                                                              0
2015                                                              0

2017                  Global Core Equity                         $0                  0.00%                0.00%
2016                                                              0
2015                                                              9

2017                  International Strategic Core               $0                  0.00%                0.00%
2016                                                              0

2017                  Concentrated International Growh           $0                  0.00%                0.00%
2016                                                              0
2015                                                              0


Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of a Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            Each Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Growth Fund

            The Fund is a series of the AB Portfolios which is organized as a Massachusetts business trust (the "Trust") under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Fund each of which is represented by a separate series of shares. The name of the Trust was changed from "The Alliance Portfolios" to the "AllianceBernstein Portfolios", and the name of the Fund was changed from "Alliance Growth Fund" to "AllianceBernstein Growth Fund" on March 31, 2003. The name of the Trust was changed from the "AllianceBernstein Portfolios" to "AB Portfolios", and the name of the Fund was changed from "AllianceBernstein Growth Fund" to "AB Growth Fund" on January 20, 2015.

            The Declaration of Trust permits the Directors to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Growth Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Large Cap Growth

            The Fund is a Maryland corporation organized in 1992. The name of the Fund became "Alliance Premier Growth Fund, Inc." on August 3, 1992, and "AllianceBernstein Premier Growth Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Large Cap Growth Fund, Inc." on December 15, 2004, and "AB Large Cap Growth Fund" on January 20, 2015.

Concentrated Growth

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2013 under the name "AllianceBernstein Concentrated Growth Fund". The Fund changed its name to "AB Concentrated Growth Fund" on January 20, 2015.

            The Fund commenced operations on February 24, 1994 as the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation, the assets and liabilities of which were acquired effective November 30, 2009 by the W.P. Stewart & Co. Growth Fund (together, the "Predecessor Fund"). As of the close of business on February 28, 2014, the Predecessor Fund was reorganized into the Fund.

Discovery Growth

            The Fund was organized as a Maryland corporation in 1979 under the name Chemical Fund, Inc. and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became "The Alliance Fund, Inc." on March 13, 1987, "Alliance Mid-Cap Growth Fund, Inc." on February 1, 2002, "AllianceBernstein Mid-Cap Growth Fund, Inc." on March 31, 2003, "AllianceBernstein Small/Mid Cap Growth Fund, Inc." on November 3, 2008, "AllianceBernstein Discovery Growth Fund, Inc." on November 1, 2012 and "AB Discovery Growth Fund" on January 20, 2015.

Small Cap Growth

            The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance Quasar Fund, Inc." The name of the Fund was changed to "AllianceBernstein Small Cap Growth Fund, Inc." on November 1, 2003 and became a series of AB Cap Fund, Inc. on September 8, 2004. The Fund changed its name to "AB Small Cap Growth Portfolio" on January 20, 2015.

Select US Equity

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2011 under the name "AllianceBernstein Select US Equity Portfolio" and changed its name to "AB Select US Equity Portfolio" on January 20, 2015.

Select US Long/Short

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2012 under the name "AllianceBernstein Select US Long/Short Portfolio" and changed its name to "AB Select US Long/Short Portfolio" on January 20, 2015.

Sustainable Global Thematic

            The Fund is a Maryland corporation organized in 1980 under the name "Alliance Technology Fund, Inc." The name of the Fund became "AllianceBernstein Technology Fund, Inc." on March 31, 2003, "AllianceBernstein Global Technology Fund, Inc." on December 15, 2004, "AllianceBernstein Global Thematic Growth Fund, Inc." on November 3, 2008, "AB Global Thematic Growth Fund" on January 20, 2015, and "AB Sustainable Global Thematic Fund" on October 31, 2016.

Sustainable International Thematic

            The Fund is a Maryland corporation organized in 1994 under the name "Alliance Worldwide Privatization Fund, Inc." The name of the Fund became "AllianceBernstein Worldwide Privatization Fund, Inc." on March 31, 2003 and "AllianceBernstein International Growth Fund, Inc." on May 13, 2005. The Fund changed its name to "AB International Growth Fund, Inc." on January 20, 2015 and to "AB Sustainable International Thematic Fund, Inc." on January 8, 2018.

Global Core Equity

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Global Core Equity Portfolio". The name of the Fund was changed from "AllianceBernstein Global Core Equity Portfolio" to "AB Global Core Equity Portfolio" on January 20, 2015.

International Strategic Core

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2015 under the name "AB International Strategic Core Portfolio".

Concentrated International Growth

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Concentrated Global Growth Portfolio" and changed its name to "AB Concentrated International Growth Portfolio" on February 5, 2015.

All Funds
---------

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional classes of shares within the Fund. If an additional class were established, each share of the class would normally be entitled to one vote for all purposes. Generally, shares of each class would vote together as a single class on matters, such as the election of Directors, that affect each class in substantially the same manner. Each class of shares of a Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution expenses; Class B shares convert to Class A shares under certain circumstances; and Class C shares convert to Class A shares under certain circumstances. Each class of shares of a Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Principal and Controlling Holders
---------------------------------

                                 AB GROWTH FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                              Number of
Name and Address                                              Shares of Class                       % of Class
----------------                                              ---------------                       ----------
Class A
-------
MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                              942,480                      10.20%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
  Jersey City, NJ 07311                                                   864,343                       9.35%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ  07310                                                    530,040                       5.74%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                478,556                       5.18%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                763,817                       8.27%

Class C
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                                 55,023                     8.83%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                     35,405                     5.90%

MLPF&S for the Sole Benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                                                 46,889                     7.81%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                        44,732                     7.45%

National Financial Services LLC For
the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ  07310                                                       53,577                     8.92%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                   46,860                     7.80%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                               125,978                    20.98%

Wells Fargo Clearing Services, LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                   36,827                     6.13%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                                 32,228                     6.08%

MLPF&S for the Sole Benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                                                 87,141                    16.43%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                       106,436                    20.07%

National Financial Services LLC For
the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                        67,717                    12.77%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                   38,170                     7.20%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                     65,501                    12.35%

Wells Fargo Clearing Services, LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                   47,434                     8.94%

Class R
-------

Hartford Life Insurance Company
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                                                     17,562                    47.93%

MLPF&S for the Sole Benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                   4,267                    11.65%

Reliance Trust Company Custodian FBO
MassMutual Omnibus PPL
P.O. Box 28004
Atlanta, GA  30358-0004                                                      11,922                    32.54%

Class K
-------

Ascensus Trust Company C/F
Luken LLC 401K & PS
P.O. Box 10758
Fargo, ND 58106-0758                                                          2,323                    12.23%

Great-West Trust Company, LLC TTEE C
Apex Technical School Inc. 401K
8515 East Orchard Road, #2T2
Greenwood Village, CO  80111-5002                                             1,047                     5.51%

Great-West Trust Company, LLC TTEE C
The Office Furniture Warehouse PSP
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO  80111-5002                                             2,008                    10.57%

Great-West Trust Company, LLC TTEE C
Rowbotham & Company LLP 401K
8515 East Orchard Road, #2T2
Greenwood Village, CO  80111-5002                                             1,048                     5.52%

Great-West Trust Company, LLC TTEE C
Sucherman-Insalaco LLC RP
8515 East Orchard Road, #2T2
Greenwood Village, CO  80111-5002                                             5,005                    26.35%

Great-West Trust Company, LLC TTEE F
Aaronson, Dickerson, Cohn & Lanzone APC 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO  80111-5002                                             2,237                    11.78%

Luciano Prida & Company PA
401K Plan
1106 N. Franklin Street
Tampa, FL 33602-3841                                                          3,807                    20.05%

Class I
-------

NFS LLC FEBO
US Bank National Association
Omnibus Reinvest/Reinvest
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212-3958                                                    168,607                    99.70%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                            AB LARGE CAP GROWTH FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------

Charles Schwab & Co.
211 Main Street
San Francisco, CA 94105-1905                                            2,523,614                       5.79%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                            6,895,835                      15.83%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   2,448,292                       5.62%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                   3,590,038                       8.24%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                              3,676,109                       8.44%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                              3,484,443                       8.00%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                 35,824                       6.01%

Class C
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              596,553                       6.48%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                             1,597,223                      17.35%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   1,322,537                      14.36%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     673,351                       7.31%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                869,415                       9.44%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                             533,462                       5.79%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                              1,515,180                      16.46%

Advisor Class
-------------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                4,041,946                       9.61%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                             4,469,920                      10.62%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                                                  3,159,056                       7.51%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                   4,806,537                      11.42%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                              3,332,502                       7.92%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                           2,551,204                       6.06%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                2,515,682                       5.98%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                              3,956,628                       9.40%

Class R
-------

Capital Bank & Trust Company TTEE F
CHC Retirement Savings Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           63,401                       5.19%

DCGT Trustee and/or Custodian
FBO PLIC Various Retirement Plans
Omnibus
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001                                                  61,924                       5.07%

Matrix Trust Company Cust. FBO
Greenwich Public School (CT) 403(B)
717 17th Street, Suite 1300
Denver, CO 80202-3304                                                      62,830                       5.15%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               254,143                      20.82%

Class K
-------

Great-West Trust Company, LLC
TTEE F
Fragomen Del Ray Bernsen & Loewy LLP 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                          194,032                       9.63%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                   397,866                      19.74%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              260,642                       5.03%

DCGT Trustee and/or Custodian
FBO PLIC Various Retirement Plans
Omnibus
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001                                                 264,812                       5.11%

FIIOC as Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                                  441,539                       8.52%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                 1,160,653                      22.39%

NFS LLC FEBO
Reliance Trust Company TTEE/CUST for TRS FBO Various
Retirement Plans
1150 S. Olive St., Suite 2700
Los Angeles, CA 90015-2211                                                303,856                       5.86%

Patterson & Co. FBO
USI 401(k) Plan
1525 West W.T. Harris Blvd.
Charlotte, NC 28288-1076                                                  528,307                      10.19%

Reliance Trust Company TTEE
ADP Access Large Market 401K
1100 Abernathy Rd.
Atlanta, GA 30328-5620                                                    578,587                      11.16%

Class Z
-------

Matrix Trust Company Trustee
MFA Retirement Plans
717 17th Street, Suite 1300
Denver, CO 80202-3304                                                     573,073                       6.67%

Mid Atlantic Trust Co FBO
Dinsdale Financial Institutions 401
1251 Waterfront Pl., Ste. 525
Pittsburgh, PA 15222-4228                                                 456,383                       5.31%

US Bank NA FBO
Cedars-Sinai Health System
Mutual Funds
P.O. Box 1787
Milwaukee, WI 53201-1787                                                  646,450                       7.52%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way #B3N
Windsor, CT 06095-4773                                                    992,509                      11.55%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                          AB CONCENTRATED GROWTH FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     140,849                      19.06%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      95,917                      12.98%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                242,295                      32.79%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                   78,684                      10.65%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               100,659                      17.46%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     299,466                      51.94%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      36,310                       6.30%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                 35,867                       6.22%

Advisor Class
-------------

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   1,502,457                      16.20%

Class R
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                   402                      99.97%

Class K
-------

Great-West Trust Company, LLC TTEE
FBO Certified Services LLC
401(K) Retirement Savings Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            1,543                      11.31%

Great-West Trust Company, LLC TTEE
FBO Innovim LLC
401(K) Profit Sharing Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            1,003                       7.35%

Great-West Trust Company, LLC TTEE
FBO Philadelphia Eye Associates LTD
401(K) Profit Sharing Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            1,005                       7.37%

Great-West Trust Company, LLC TTEE
FBO Sterling Ruby Studio Inc.
Profit Sharing Plan & Trust
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            3,680                      26.97%

Peter/George/Edwin Kunhardt
FBO Kunhardt Films LLC Incentive
48 Wheeler Ave
Pleasantville, NY 10570-3046                                                5,289                      38,77%

Class I
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                   406                      99.97%

Class Z
-------

AB MMSRetirement Vintage 2025
1345 Avenue of the Americas
New York, NY 10105-0302                                                   125,910                       6.39%

AB MMSRetirement Vintage 2035
1345 Avenue of the Americas
New York, NY 10105-0302                                                   145,084                       7.36%

AB MMSRetirement Vintage 2040
1345 Avenue of the Americas
New York, NY 10105-0302                                                   158,769                       8.06%

AB MMSRetirement Vintage 2045
1345 Avenue of the Americas
New York, NY 10105-0302
                                                                          134,422                       6.82%
AXA Versicherungen AG
General-Guisanstr. 40
Winterthur ZH 8400
Switzerland                                                             1,160,767                      58.91%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                            AB DISCOVERY GROWTH FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------
MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                             2,934,340                       5.31%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   2,893,607                       5.23%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                              3,298,418                       5.96%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                  8,382                       6.31%

Class C
-------

MLPF&S For the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               846,548                      16.63%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     617,143                      12.12%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     326,698                       6.42%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                548,292                      10.77%

Wells Fargo Clearing Services, LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                926,816                      18.21%

Class R
-------

American United Life Cust
FBO American United Trust
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                                               160,312                       8.84%

American United Life Cust
FBO AUL American Group
Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368
                                                                          394,162                      21.73%
MassMutual Financial Group Cust
FBO Massachusetts Mutual Insurance Company
1295 State Street
Springfield, MA 01111-0001                                                131,702                       7.26%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way # B3N
Windsor, CT 06095-4773                                                    155,709                       8.59%

Class K
-------

Ascensus Trust Company
FBO International Integrated Solutions Ltd.
401(K) Profit Sharing Plan and Trust
P.O. Box 10758
Fargo, ND 58106-0758                                                       77,887                       5.19%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                    83,043                       5.54%

Nationwide Trust Company FSB
FBO Participating Retirement Plans
TPA-NTC
IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                    92,265                       6.15%

Class I
-------

FIIOC as Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                                  411,483                       6.05%

Great-West Trust Company, LLC TTEE
F Employee Benefits Clients 401K
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                          521,026                       7.66%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               495,330                       7.28%

PIMS/Prudential Retirement as Nominee for the
TTEE/Cust PL
WME IMG Profit Sharing
9601 Wilshire Blvd.
Beverly Hills, CA 90210-5213                                            1,464,666                      21.52%

Sanford Bernstein & Co. LLC
One North Lexington Avenue
White Plains, NY 10601-1712                                               558,589                       8.21%

Vanguard Fiduciary Trust Co.
FBO Concur Technologies 401K
Attn Investment Services
P.O. Box 2600
Valley Forge, PA 19482-2600                                               923,776                      13.57%

Class Z
-------

AB Tax Managed Wealth Appreciation
1345 Avenue of the Americas
New York, NY 10105-0302                                                 1,524,689                       5.87%

AB Wealth Appreciation Strategy
1345 Avenue of the Americas
New York, NY 10105-0302                                                 2,896,718                      11.15%

SEI Private Trust C/O Citizens of RI
(CT Laborers Pension -Pooled Funds)
Attn Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456-9989                                                     3,945,865                      15.19%

Voya Institutional Trust Company
Trustee or Custodian for
Core Market Retirement Plans
30 Braintree Hill Office Park
Braintree, MA 02184-8747                                                5,798,070                      22.32%

Wells Fargo Bank FBO
Various Retirement Plans
1525 West W.T. Harris Blvd.
Charlotte, NC 28288-1076                                                9,225,304                      35.51%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                         AB SMALL CAP GROWTH PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               617,575                       6.62%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                78,170                      10.03%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     232,273                      29.79%

National Financial Services LLC For the Exclusive
Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      72,717                       9.33%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                 42,471                       5.45%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                              40,169                       5.15%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                   58,957                       7.56%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                 94,770                      12.15%

Advisor Class
-------------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                  586,606                      10.18%

Maril & Co. FBO 5A
c/o BMO Harris Bank NA
Attn: MF
480 Pilgrim Way
Suite 1000
Green Bay, WI 54304-5280                                                  308,550                       5.36%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   2,415,358                      41.93%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                  479,954                       8.33%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                341,770                       5.93%

Class R
-------

American United Life Cust
FBO American United Trust
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                                                47,187                       7.23%

American United Life Cust
FBO AUL American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                                                73,395                      11.24%

NFS LLC FEBO
Reliance Trust Company TTEE/CUST for TRS FBO Various
Retirement Plans
1150 S. Olive St., Ste. 2700
Los Angeles, CA 90015-2211                                                 81,883                      12.54%

State Street Bank and Trust as TTEE and/or
Cust FBO ADP Access Product
1 Lincoln Street
Boston, MA  02111-2901                                                    153,015                      23.44%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way # B3N
Windsor, CT 06095-4773                                                     35,776                       5.48%

Class K
-------

FIIOC as Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                                   41,070                       5.31%

Great-West Trust Company, LLC
TTEE F
Fragomen Del Ray Bernsen & Loewy LLP 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           91,808                      11.86%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                    98,365                      12.71%

NFS LLC FEBO
Transamerica Life Ins. Co.
1150 S. Olive St.
Los Angeles, CA 90015-2211                                                230,089                      29.73%

Class I
-------

FIIOC as Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                                1,588,787                      26.31%

John Hancock Trust Company LLC
Annuity Plan of Local #86 IBEW
690 Canton Street, Suite 100
Westwood, MA 02090-2324                                                   308,638                       5.11%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                             1,391,023                      23.04%

State of South Carolina Trustee
FBO State of South Carolina 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                          737,793                      12.22%

Class Z
-------

Great-West Trust Company, LLC
TTEE F
The Fifth Third Bancorp Master Prof
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                          916,965                      48.83%

NFS LLC FEBO
FIIOC Agent FBO Qualified Employee
Plans 401K FINOPS-IC Funds
100 Magellan Way KWIC
Covington, KY 41015-1987                                                  186,887                       9.95%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                               268,664                      14.31%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                               147,266                       7.84%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                         AB SELECT US EQUITY PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                               45,436                       6.51%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                56,482                       8.10%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      83,810                      12.01%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                175,927                      25.22%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                              50,455                       7.23%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                   58,795                       8.43%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                95,193                      12.96%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     198,969                      27.09%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                197,578                      26.90%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                              39,351                       5.36%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                   71,827                       9.78%

Advisor Class
-------------

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                   2,629,136                      18.77%

Class R
-------

AllianceBernstein L.P.
Attn: Brent Mather-seed Acct
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,006                      99.98%

Class K
-------

Great-West Trust Company, LLC TTEE C
Digestive Healthcare of Georgia PC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           82,859                      50.56%

Great-West Trust Company, LLC TTEE
FBO Klatte Budenslek & Young-Agriesti LLP 401K Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           21,993                      13.42%

Great-West Trust Company, LLC TTEE
FBO Melinta Therapeutics 401K Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           19,266                      11.76%

Great-West Trust Company, LLC TTEE
FBO Solsbury Hill 401K Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           24,089                      14.70%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              410,873                      44.29%

NFS LLC FEBO
Charitable Gift Legacy Pool
Attn: Unitized Group
1 Spartan Way
Merrimack, NH 03054-4300                                                  467,638                      50.41%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                       AB SELECT US LONG/SHORT PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              477,727                       5.66%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                  440,845                       5.23%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   1,216,784                      14.43%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                   1,737,582                      20.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                             1,685,545                      19.99%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                  943,032                      11.18%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                584,646                       6.93%

Class C
-------

MLPF&S For the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               611,058                       7.04%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   2,675,594                      30.83%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                             1,047,670                      12.07%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                1,511,251                      17.41%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                988,013                      11.38%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                            4,241,045                       7.67%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                4,977,731                       9.00%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                  12,638,455                      22.86%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                   5,619,549                      10.16%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                              3,846,782                       6.96%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                           4,191,822                       7.58%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                9,727,176                      17.59%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                              3,176,668                       5.75%

Class R
-------

Matrix Trust Company Cust. FBO
Innovative Combustion Tech Inc. 401(K)
717 17th Street, Ste. 1300
Denver, CO 80202-3304                                                       9,325                      28.38%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                      13,919                      42.36%

Raymond James & Assoc Inc.
FBO Iowa Clinic PSP 401K
Gregg Polzin MD
J. Willian Holtze MD TTEE
P.O. Box 71483
Clive, IA 50325-0483                                                        9,611                      29.25%

Class K
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Acct
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,000                      99.98%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              917,411                      97.18%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                      AB SUSTAINABLE GLOBAL THEMATIC FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               525,074                       9.52%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     436,851                       7.92%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     310,991                       5.64%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                377,340                       6.84%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                460,153                       8.34%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                  5,426                       5.32%

Class C
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                               26,887                      10.63%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                   17,176                       6.79%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                38,608                      15.27%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                      31,901                      12.62%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      33,514                      13.25%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                 14,230                       5.63%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              133,073                       8.60%

MLPF&S for the Sole Benefit of Its Customers
Attn:  Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               142,535                       9.22%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     142,023                       9.18%

Class R
-------

Ascensus Trust Company FBO
Asani Solutions 401(K) Plan
P.O. Box 10758
Fargo, ND 58106-0758                                                        2,063                       7.15%

State Street Bank and Trust as TTEE and/or
Cust FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                                                       5,739                      19.89%

State Street Bank and Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
1 Lincoln Street
Boston, MA 02111-2900                                                       2,401                       8.32%

Steven Field and Ryan Goosen TTEES
INRAD Inc. 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            3,518                      12.19%

Class K
-------

Great-West Trust Company, LLC
TTEE F
Fragomen Del Ray Bernsen & Loewy LLP 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           80,292                      76.23%

Class I
-------

Great-West Trust Company, LLC
TTEE F
Employee Benefits Clients 401K
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            1,879                      26.56%

Mid Atlantic Trust Co FBO Healthview Services LLC
401(K) PSP & Trust
1251 Waterfront Pl., Ste. 525
Pittsburgh, PA 15222-4228                                                     792                      11.19%

TD Ameritrade FBO
Voya Institutional Trust Co. as Custodian PSP for
Emp. of AllianceBernstein LP
FBO Benjamin Ruegsegger
Bryn Mawr, PA 19010-3825                                                    1,714                      24.23%

TD Ameritrade FBO
Voya Institutional Trust Co. as Custodian PSP for
Emp. of AllianceBernstein LP
FBO Bradley H. Robinson
New York, NY 10012-3074                                                       454                       6.41%

TD Ameritrade FBO
Voya Institutional Trust Co. as Custodian PSP for
Emp. of AllianceBernstein LP
FBO Daniel C Roarty
Villanova, PA 19085-2120                                                    1,393                      19.69%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                   AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

            To the knowledge of the Fund, as of December 20, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                             1,224,490                      10.02%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   1,029,147                       8.42%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     730,181                       5.97%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                730,858                       5.98%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                  673,349                       5.51%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                783,549                       6.41%

Class C
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                   49,679                       7.38%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                72,706                      10.80%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                      88,542                      13.15%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      91,227                      13.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                                35,686                       5.30%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                              41,930                       6.23%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                   46,153                       6.85%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                 40,871                       6.07%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-4151                                              251,224                      12.16%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               203,656                       9.86%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     201,430                       9.75%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     145,552                       7.05%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                  391,301                      18.94%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                357,864                      17.32%

Class R
-------

American United Life Cust. FBO
American United Trust
Separate Accounts Administration
P.O. Box 368
Hartford, CT 06104-2999                                                    34,543                       5.68%

Hartford Life Insurance Company
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                                   172,720                      28.38%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               107,612                      17.68%

Reliance Trust Company Custodian
FBO MassMutual Omnibus PPL
P.O. Box 48529
Atlanta, GA 30362-1529                                                     62,981                      10.35%

Class K
-------

Ascensus Trust Company
FBO International Integrated Solutions
401(K) Profit Sharing Plan & Trust
P.O. Box 10758
Fargo, ND 58106-0758                                                       27,477                       8.02%

Ascensus Trust Company FBO Stepbrand Enterprises
401(K) PS Plan & Trust
P.O. Box 10758
Fargo, ND 58106-0758                                                       24,427                       7.13%

Great-West Trust Company, LLC
TTEE C
Digestive Healthcare of Georgia  PC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           32,996                       9.63%

Great-West Trust Company, LLC TTEE
FBO Hamilton Cardiology Associates P.A. 401K Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           26,764                       7.81%

Lincoln Retirement Services Company, LLC
FBO Texas A&M 403B ORP
P.O. Box 7876
Fort Wayne, IN 46801-7876                                                  20,223                       5.90%

Lincoln Retirement Services Company, LLC
FBO Univ of Texas ORP
P.O. Box 7876
Fort Wayne, IN 46801-7876                                                  21,895                       6.39%

Class I
-------

FIIOC as Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                                   38,531                      35.12%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                    20,535                      18.72%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                22,553                      20.56%

T. Rowe Price Retirement Plan Services
Retirement Plan Clients
4515 Painters Mill Road
Owings Mills, MD 21117-4903                                                12,306                      11.22%

TD Ameritrade FBO
Voya Institutional Trust Co. as Custodian PSP for Emp. of
AllianceBernstein LP
FBO Daniel C. Roarty
Villanova, PA 19085-2120                                                   6,182                        5.63%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                        AB GLOBAL CORE EQUITY PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------

Ascensus Trust Company
FBO Lawrence P. Lotzof DDS
APC Retirement Savings
401K Plan
P.O. Box 10758
Fargo, ND 58106-0758                                                       36,699                       7.00%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                               291,275                      55.58%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                43,216                       8.25%

Class C
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,000                      13.09%

Ascensus Trust Company
C/F Tae H. Yoo IRA
Porter Ranch, CA 91326-4035                                                   663                       8.67%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                      729                       9.54%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                               5,117                      66.97%

Advisor Class
-------------

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                             1,570,010                       5.52%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                   AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------

Ascensus Trust Company
Bare & Swett Agency Inc. NDFI
Christopher L. McClung
Eureka Springs, AR 72631-9102                                               3,611                      16.62%

Ascensus Trust Company
C/F Jacqueline A. Rossini
IRA Rollover
Holliston, MA 01746-1711                                                    1,740                       8.01%

Ascensus Trust Company
Pope Insurance
Carolyn L. Pope
Englewood, FL 34223-2869                                                   10,173                      46.81%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                    1,982                       9.12%

Class C
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,000                       9.67%

Andrew Krawczyk & Andrea Krawczyk JTWROS
Roseville, MN 55113-4462                                                    1,079                      10.44%

Ascensus Trust Company
C/F Eryn G. Dinyovszky IRA Rollover
Southport, NC 28461-8518                                                      883                       8.54%

Ascensus Trust Company
C/F Filomena I. Koempel Roth IRA
Matawan, NJ 07747-3031                                                        887                       8.58%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                  6,488                      62.76%

Advisor Class
-------------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                               300,952                       7.60%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                 AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------
Class A
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,000                      21.06%

Sixth Avenue Baptist Church
1101 Martin Luther King Jr. Drive SW
Birmingham, AL 35211-2895                                                   3,280                      69.08%

Vito J. Koempel & Filomena I. Koempel JTWROS
Matawan, NJ 07747-3031                                                        468                       9.85%

Class C
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,000                      24.24%

Andrew Krawczyk & Andrea Krawczyk JTWROS
Roseville, MN 55113-4462                                                    1,389                      33.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                  1,736                      42.08%

Advisor Class
-------------

SEI Private Trust Co.
c/o Dubuque Bank
1 Freedom Valley Drive
Oaks, PA 19456-9989                                                     3,169,482                      99.33%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 25% or more of the Fund's outstanding voting securities:



                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

SEI Private Trust Co.
c/o Dubuque Bank
1 Freedom Valley Drive
Oaks, PA 19456-9989                                                     3,169,482                      99.10%

Custodian and Accounting Agent
------------------------------

            State Street, c/o State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210 acts as the custodian and as accounting agent for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Concentrated Growth, Select US Long/Short and Concentrated International Growth, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's securities outside of the United States.

            BBH, 50 Post Office Square, Boston, MA 02110, will act as the custodian and as accounting agent for Sustainable International Thematic, Select US Equity, Global Core Equity and International Strategic Core but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, BBH may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            ABI, an indirect, wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

            The Funds have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.

            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or through the Fund's website at www.abfunds.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

            The financial statements of each of the Growth Fund, Large Cap Growth, Small Cap Growth, Sustainable Global Thematic and Discovery Growth for the fiscal year ended July 31, 2017 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports for Small Cap Growth, Growth Fund, Large Cap Growth, Discovery Growth and Sustainable Global Thematic were filed on Form N-CSR with the SEC on October 2, 2017. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

            The financial statements of each of Concentrated Growth, Sustainable International Thematic, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth for the fiscal year ended June 30, 2017 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the SEC on August 31, 2017. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

                                                                      Appendix A

[A/B](R)
[LOGO]

                  Proxy Voting and Governance Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting and Governance Policy ("Proxy Voting and Governance Policy" or "Policy") and this policy statement to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").

Our Proxy Voting and Governance Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in "Voting Transparency", can be found on our Internet site (www.alliancebernstein.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
---------------------------------------------------
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are "bundled" on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
-----------------------------------------------------------------------
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals:  Appointment of Auditors
-------------------------------------------
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
-------------------------------------------------------------------------
These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC's framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
-------------------------------------------------------------------------------
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.